                                 Exhibit 10.29

                              AMENDMENT NO. 2 TO
                        MUZAK LIMITED PARTNERSHIP TEMPO
                          SAVINGS AND RETIREMENT PLAN
          (As Amended and Restated Effective Through January 1, 1989
             Including Amendments Effective Through July 1, 1994)

     The Muzak Limited Partnership Tempo Savings and Retirement Plan (As Amended and Restated Effective As Of January 1, 1989 Including Amendments Effective Through July 1, 1994), as heretofore amended (the "Plan"), is hereby amended, effective as of January 1, 1996, unless another date is expressly otherwise provided below, in the following respects:

     1. By deleting Section (21) of Article 2 of the Plan and inserting in lieu thereof the following:

          "(21) Entry Date.  The first day of each calendar quarter; except
                ----------
     that on and after April 1, 1996, entry Date shall mean April 1, 1996 and the first day of each calendar month beginning thereafter."

     2. By deleting Section 3.1 of the Plan and inserting in lieu thereof the following:

          "Section 3.1.  Eligibility for Participation. Each eligible
           ------------  -----------------------------
     employee who was a participant in the plan on December 31, 1988 shall continue as a participant subject to the provisions contained herein. Each other eligible employee shall become a participant in the plan as follows:

               (i) if the eligible employee was hired prior to January 1, 1992, he shall become a participant in the plan as of the first entry date coincident with or next following his completion of 1,000 hours of employment during the twelve-consecutive-month period beginning on his date of employment or during any plan year which begins thereafter;

               (ii) if the eligible employee was hired on or after January 1, 1992 he shall become a participant in the plan as of the first entry date coincident with or next following his completion of one year of employment; or

               (iii) notwithstanding the foregoing provisions of Section 3.1(i) and (ii), with respect to an eligible employee on or after April 1, 1996 who was not a participant in the plan as of March 31, 1996, such eligible employee shall become a participant in the plan as of the later of (A) April 1, 1996 or (B) the first entry date coincident with or next following the date on which he completes a 90 day period of employment with the employer (beginning on the date on which he first performs an hour of employment) regardless of the number of hours of employment actually performed."

     3. By deleting the second sentence of Section 4.1(b) of the Plan and inserting in lieu thereof the following:

     "An active participant may change such designation as of the first payroll period beginning on or next following the first day of any calendar quarter (or, effective on and after April 1, 1996, of any calendar month), but prior to July 1, 1994 not more than twice during a plan year, by giving written directions to his employer in the form prescribed by the committee at least 30 days (or such shorter period as may be designated by the committee) prior to the effective date of the change."

     4. By deleting first and second sentences of Section 4.1(c) of the Plan and inserting in lieu thereof the following:

     "Any active participant may suspend his before-tax contributions as of the first day of any payroll period beginning on or next following the first day of any calendar quarter (or, effective on and after April 1, 1996, of any calendar month) by giving written notice to his employer in the form prescribed by the committee at least 30 days (or such shorter period as may be prescribed by the committee) prior to the date on which the participant wishes the suspension to be effective. As of the first payroll period beginning on or next following the first day of any calendar quarter (or, effective on and after April 1, 1996, of any calendar month) which follows by at least three months the effective date of such suspension, the participant may elect to resume making such contributions by filing written notice with his employer in the form prescribed by the committee at least 30 days (or such shorter period as may be prescribed by the committee) prior to the day on which the resumption is to be made effective."

     5. By deleting Section 4.2 of the Plan and inserting in lieu thereof the following:

          Section 4.2. Company Savings Contributions. Subject to the limitations
          -----------  -----------------------------
     set forth in this Article 4, each employer shall contribute for each plan year beginning on or after January 1, 1996 on behalf of each active participant who is employed by such employer during such plan year an amount equal to the sum of:

               (i) a percentage, which shall not be more than 100%, of the active participant's before-tax contributions under Section 4.1 or after-tax contributions under Section 5.1 for each payroll period during the plan year which do not exceed in the aggregate 3% of the active participant's compensation while an active participant during the payroll period, and

               (ii) a percentage, which shall not be more than 50%, of the active participant's before-tax contributions under Section 4.1 or after-tax contributions under Section 5.1 for each payroll period during the plan year which exceed in the aggregate 3%, but do not exceed 6%, of the active participant's compensation while an active participant during the payroll period.

     The percentages to be applied for any plan year under each of subsection
     (i) and (ii) of the preceding sentence shall be determined by.the Company in its sole discretion, which percentages shall be uniformly applied under subsection (i) or (ii), as the case may be, to all participants.

          Any contributions pursuant to this Section 4.2 shall be delivered to the trustee not later than the due date for (including extensions thereof) the employer's federal income tax return for the taxable year of the employer which ends with or within the plan year to which such contribution is attributable."

     6. By deleting Section 4.3 of the Plan and inserting in lieu thereof the following:

          "Section 4.3. Retirement Contributions. Subject to the limitations set
          ------------  ------------------------
     forth in Section 4.7, each employer shall contribute for each plan year on behalf of each active participant who is employed by such employer and

                    (i) who is an active participant on the last day of such plan year and completed 1,000 or more hours of employment during such plan year, or

                    (ii) whose employment terminated during such plan year on account of the participant's retirement after attaining age 65 or by reason of the participant's death or total and permanent disability (as defined in Section 8.1), such percentage, not in excess of 3%, of the participant's compensation as the Company may, in its sole discretion, determine.

               Any contribution pursuant to this Section 4.3 shall be delivered to the trustee not later than the due date for (including extensions thereof) the employer's federal income tax return for the taxable year of the employer which ends with or within the plan year to which such contribution is attributable."

          7. By deleting, effective January 1, 1995, the parenthetical phrase in the subsection (i) of the first paragraph of Section 7.5 of the Plan and inserting in lieu thereof the following:

          "(as adjusted by the cost of living pursuant to section 415(d) of the Code)".

          8. By deleting Section 7.4 of the Plan and inserting in lieu thereof the following:

          "Section 7.4.  Allocation of Contributions. Contributions made
           -----------   ---------------------------
          pursuant to Section 4.1 and Article 5 shall be allocated to the appropriate accounts of each participant for which each such contribution is made as of the date on which such contributions are delivered to the trustee. Any contributions made pursuant to Section
          4.2 for a plan year shall be allocated among the appropriate accounts for which such contribution is made as of the earlier of (i) the date on which such contributions are delivered to the Trustee or (ii) the last day of the plan year. Contributions made pursuant to Section 4.3 shall be allocated among the appropriate accounts for which such contribution is made as of the last day of the plan year for which such contribution is made."

     9. By deleting subsection (i) of the first sentence of Section 8.2 of the Plan and inserting in lieu thereof the following:

     "(i) the balance of his before-tax, after-tax, savings and rollover accounts determined as of the valuation date coincident with or immediately preceding his termination of employment (except that if a participant terminates employment on or after April 1, 1992, the balances shall be determined as of the valuation date coincident with or immediately following his termination of employment), plus any contributions or transfers made by or on his behalf under Section 4.1, 4.2, 5.1, 5.2 or 5.3 since such valuation date, and".

     10. By deleting Section 8.3 (a)(1) of the Plan and inserting in lieu thereof the following:

          "(1)  By payment in a lump sum; provided, however, if subsequent
                                          --------  -------
                to payment any allocation is made to the participant's account with respect to the plan year in which termination of employment occurs, such subsequent allocation shall be distributed within 60 days after the contribution attributable to the allocation has been made."

     IN WITNESS WHEREOF, MLP Administration Corp., as administrative general partner of Muzak Limited Partnership, has caused this instrument to be executed as of the _____ day of the ____________, 1996.


                              MUZAK LIMITED PARTNERSHIP

                              By:  MLP Administration Corp.,
                                  Administrative General Partner


                              By:_______________________________
                                           Title

                              AMENDMENT NO. 1 TO
                        MUZAK LIMITED PARTNERSHIP TEMPO
                          SAVINGS AND RETIREMENT PLAN
           (As Amended and Restated Effective As Of January 1, 1989
             Including Amendments Effective Through July 1, 1994)


     The Muzak Limited Partnership Tempo Savings and Retirement Plan (As Amended and Restated Effective As Of January 1, 1989 Including Amendments Effective Through July 1, 1994), (the "Plan"), is hereby amended, effective as of July 1, 1994, in the following respect:

     1. By deleting subsection (ii) of Section (22) of Article 2 of the Plan and inserting in lieu thereof the following:

     "(ii) on and after July 1, 1994, valuation date shall mean each day the New York Stock Exchange is open."

     IN WITNESS WHEREOF, MLP Administration Corp., as administrative general partner of Muzak Limited Partnership, has caused this instrument to be executed as of the 12th day of January, 1996.
          ----        -------    --
                                    MUZAK LIMITED PARTNERSHIP

                                    By:  MLP Administration Corp.,
                                         Administrative General Partner


                                    By: /s/ John R. Jester
                                        --------------------------------
                                                Title
                                        John R. Jester, President

                           MUZAK LIMITED PARTNERSHIP
                       TEMPO SAVINGS AND RETIREMENT PLAN

           (As Amended and Restated Effective As Of January 1, 1989
             Including Amendments Effective Through July 1, 1994)



                               TABLE OF CONTENTS
                         -----------------------------

                                                                            Page
                                                                            ----
Article 1 - Title and Purpose                                                 1

Article 2 - Definitions                                                       1

Article 3 - Participation                                                     7

     Section 3.1.  Eligibility for Participation                              7

     Section 3.2.  Applications                                               7

     Section 3.3.  Transfer of Employment to
          Affiliates                                                          8

Article 4 - Employer Contributions                                            8

     Section 4.1.  Before-Tax Contributions                                   8

     Section 4.2.  Company Savings Contributions                             13

     Section 4.3.  Retirement Contributions                                  14

     Section 4.4.  Limitations and Adjustments
          Required to Comply with Section 401(k)(3)
          of the Code                                                        14

     Section 4.5.  Limitations and Adjustments
          Required to Comply with Section 401(m)
          of the Code                                                        18

     Section 4.6.  Forfeitures from Accounts                                 21

     Section 4.7.  Limitations on Employer
          Contributions                                                      22

                                                                            Page
                                                                            ----
     Section 4.8.  Aggregation of Family
          Members For Purposes of Actual
          Deferral Percentage Test and Average
          Contribution Percentage Test                                       23

     Section 4.9.  Multiple Use of Alternative
          Limitation                                                         24

Article 5 - Employee After-Tax and Rollover
          Contributions                                                      26

     Section 5.1.  Employee After-Tax Contributions                          26

     Section 5.2.  Rollover Contributions                                    27

     Section 5.3.  Direct Transfers from Other Plans                         30

Article 6 - Trust                                                            31

Article 7 - Allocation of Trust Income and
     Contributions To Participants' Accounts                                 31

     Section 7.1.  Participants Accounts and
          Investment Elections                                               31

     Section 7.2.  Allocation to Participants'
          Accounts of Net Income of Trust and
          Fluctuation in Value of Trust Assets                               36

     Section 7.3.  Determination of Net Worth
          of an Investment Fund                                              37

     Section 7.4.  Allocation of Contributions                               37

     Section 7.5.  Statutory Limitations on
          Allocations to Accounts                                            37

     Section 7.6.  Correction of Error                                       40

Article 8 - Distributions, Withdrawals and Loans                             40

     Section 8.1.  Termination of Employment Under
          Circumstances Entitling Participant to
          Full Distribution of His Account                                   40

                                                                            Page
                                                                            ----
     Section 8.2.  Termination of Employment Under
          Circumstances Resulting in Complete or
          Partial Forfeiture of the Participant's
          Retirement Account                                                 41

     Section 8.3.  Time and Manner of Distribution
          Upon Termination of Employment                                     42

     Section 8.4.  Withdrawals Prior to Termination
          of Employment                                                      45

     Section 8.5.  Definition of Beneficiary                                 48

     Section 8.6.  Distributions to Minor and
          Disabled Distributees                                              50

     Section 8.7.  Loans to Participants                                     51

     Section 8.8.  Direct Rollover                                           54

Article 9 - Special Participation and Distribution
      Rules Relating To Re-employment Of Terminated
      Employees, Employment Affiliates And Leased
      Employees                                                              56

     Section 9.1.  Change of Employment Status                               56

     Section 9.2  Re-employment of an Eligible
          Employee Whose Employment Terminated
          Prior to His Becoming a Participant                                57

     Section 9.3.  Re-employment of a Terminated
          Participant; Restoration of Forfeitures                            57

     Section 9.4.  Employment by Affiliates                                  58

     Section 9.5.  Leased Employees                                          59

     Section 9.6.  Employment by Certain Prior Employers                     59

Article 10 - Administration                                                  60

     Section 10.1.  The Committee                                            60

     Section 10.2.  Claims Procedure                                         63

     Section 10.3.  Procedures for Domestic
          Relations Orders                                                   65

                                                                            Page
                                                                            ----
     Section 10.4.  Notices to Participants and
          Distributees                                                       66

     Section 10.5.  Notices to Employers or Committee                        67

     Section 10.6.  Records                                                  67

     Section 10.7.  Reports of Trust Fund and
          Accounting to Participants                                         67

Article 11 - Participation By Other Employers                                68

     Section 11.1.  Adoption of Plan                                         68

     Section 11.2.  Withdrawal from Participation                            68

     Section 11.3.  Company as Agent for Employers                           68

Article 12 - Continuance By A Successor                                      69

Article 13 - Miscellaneous                                                   70

     Section 13.1.  Expenses                                                 70

     Section 13.2.  Nonassignability                                         70

     Section 13.3.  Employment Noncontractual                                72

     Section 13.4.  Limitation of Rights                                     72

     Section 13.5.  Merger or Consolidation with
          Another Plan                                                       72

     Section 13.6.  Gender and Plurals                                       73

     Section 13.7.  Qualified Profit Sharing Plan                            73

Article 14 - Top-Heavy Plan Requirements                                     73

     Section 14.1.  Top-Heavy Plan Determination                             73

     Section 14.2.  Minimum Contribution for Top-Heavy Years                 75

Article 15 - Amendment, Establishment of Separate
     Plan and Termination                                                    76

     Section 15.1.  Amendment                                                76

                                                                            Page
                                                                            ----
     Section 15.2.  Establishment of Separate Plan                           76

     Section 15.3.  Distribution upon Termination
          of the Plan                                                        77

     Section 15.4  Trust to Be Applied Exclusively
          for Participants and Their Beneficiaries                           79

                           MUZAK LIMITED PARTNERSHIP
                       TEMPO SAVINGS AND RETIREMENT PLAN

           (As Amended and Restated Effective As Of January 1, 1989
             Including Amendments Effective Through July 1, 1994)


                                   ARTICLE 1
                                   ---------

                               TITLE AND PURPOSE
                               -----------------

     The title of this plan shall be "Muzak Limited Partnership Tempo Savings and Retirement Plan." The terms and conditions of the plan, as amended and restated effective as of January 1, 1989, including amendments effective through July 1, 1994, are set forth below and, unless otherwise specifically provided, shall apply only to persons in the employment of the employers on or after January 1, 1989.

                                   ARTICLE 2
                                   ---------

                                  DEFINITIONS
                                  -----------
     As used herein the following words and phrases shall have the following respective meanings unless the context clearly indicates otherwise:

          (1)  Plan.  This plan as set forth herein, as from time to time
               ----
     amended.

          (2)  Company.  Muzak Limited Partnership, a Delaware limited
               -------
     partnership, and any entity which shall succeed to the business of such partnership and adopt the plan pursuant to Article 12.

          (3)  Employer.  The Company and any other trade or business
               --------
     (whether or not incorporated) which shall, with the consent of the Company, elect to participate in the plan in the manner described in Section 11.1 and any successor thereto which shall adopt the plan pursuant to Article
     12. If any such trade or business shall withdraw from participation in the plan pursuant to Section 11.2,or shall terminate its participation in the plan pursuant to to Section 15.3, such trade or business shall thereupon cease to be an employer.

          (4)  Affiliate.  (a) A member of a controlled group of corporations
               ---------
     (within the meaning of section 414(b) of the Code) of which an employer is a member, (b) a trade or business (whether or not incorporated) which is under common control (within the meaning of section 414(c) of the Code) with an employer, (c) an organization which is a member of the same affiliated service group (within the meaning of section 414(m) of the Code) as an employer, or (d) any other organization deemed to be affiliated with an employer under section 414(o) of the Code.

          (5)  Employee.  An individual whose relationship with an employer is,
               --------
     under common law, that of an employee.

          (6)  Eligible Employee.  An employee other than an employee covered by
               -----------------
     a collective bargaining agreement unless the terms of such collective bargaining agreement require coverage under the plan.

          (7)  Participant.  An eligible employee who has satisfied the
               -----------
     applicable requirements set forth in Section 3.1. An employee shall cease to be a participant upon termination of employment for whatever reason except as provided in Section 3.3.

          (8)  Active Participant.  A participant who currently qualifies as
               ------------------
     an eligible employee.

          (9)  Hours of Employment.  The sum of:
               -------------------

               (i) In the case of an employee who is customarily employed on a full time basis, ten hours for each day for which he is entitled to receive compensation (including days for which he receives compensation without rendering services such as paid holidays, vacations, sick leave or disability leave, but not exceeding 501 hours for any one such period).

               (ii) In the case of all other employees, each hour for which an employee is entitled to receive compensation (including hours for any period during which he receives compensation without rendering services such as paid holidays, vacations, sick leave or disability leave, but not exceeding 501 hours for any one such period).

               (iii) In the case of all other employees, each hour (not credited above) for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an employer (but not in excess of 501 hours if the award or agreement pertains to a period during which no services were rendered by the employee), such hours to be credited to the period to which the award or agreement pertains.

          The computation of hours of employment attributable to periods for which records are inadequate shall be determined under uniform rules adopted by the committee in accordance with Department of Labor regulations (S)(S) 2530.200b-2(b), (c) and (f). Hours of employment credited under subparagraphs (i) and (ii) above shall be credited to the appropriate plan year or other applicable computation period in accordance with Department of Labor regulations (S)(S) 2530.200b-2(b),
          (c) and (f).

          (10) Service.  The period of an employee's employment used, if
               -------
     his employment terminates prior to age 65 or for any reason other than his death or disability, to determine his vested interest in his retirement account. An employee's service shall include each plan year during which the employee completes 1,000 or more hours of employment.

          (11) Break in Service Year. A plan year during which an employee
               ---------------------
     has not completed more than 500 hours of employment. For purposes of determining whether an employee has incurred a break in service year, the employee shall be credited with hours of employment for any period during which he (i) is in military service, provided that such military service does not extend beyond the date on which he could, with or without application, have been discharged and after discharge from such military service he returns to the employ of an employer within the period prescribed by laws relating to the re-employment rights of persons in military service, (ii) is on an uncompensated leave of absence duly granted by his employer, or (iii) is absent from work for any period because of (A) the employee's pregnancy, (B) the birth of the employee's child, (C) the placement of a child with the employee in connection with the employee's adoption of such child or (D) the need to care for any such child for a period beginning immediately following such birth or placement. The number of hours to be so credited shall be determined under uniform rules adopted by the committee in accordance with regulations, except that for purposes of clause (iii) above, the employee shall be credited with the number of hours of employment for which the employee would receive credit but for such absence (or, if unknown, eight hours for each business day of such absence), (I) in the case of an employee who would have incurred a break in service year during the plan year in which a period of absence commenced but for the application of such clause (iii) only for such plan year, or (II) in the case of any other employee, only for the plan year immediately following the plan year in which such period of absence commenced. Notwithstanding the foregoing, no hours of employment shall be credited under clause (iii) above unless the employee timely furnishes to the committee such information as it may reasonably require to establish to the satisfaction of the committee that the reason for such absence and its duration.

          (12) Military Service.  (a) Service on active duty, in time of
               ----------------
     national or local emergency, in the armed forces of the United States or of any State thereof; (b) service in the armed forces of the United States or of any State thereof under any compulsory service law; or (c) service in the armed forces of the United States or any of its allies in time of war in which the United States is engaged.

          (13) Beneficiary.  The person or persons who shall be entitled
               -----------
     under Section 8.5 to receive benefits in the event of the death of a participant.

          (14) Distributee. A person entitled to receive a distribution from the
               -----------
     trust under Article 8.

          (15) Compensation. An amount equal to (i) the earnings paid to an
               ------------
     employee by one or more employers and properly reportable as "wages, tips, other compensation" on Internal Revenue Service Form W-2 for a plan year including base pay, overtime and commissions and, for purposes of Section
     4.3 hereof, bonuses paid under an annual incentive bonus plan, plus (ii) any amounts which would have been so paid and reportable but for reductions made in the participant's compensation pursuant to a qualified cash or deferred arrangement described in section 401(k) of the Code (including 4.1(a) hereof) or pursuant to a cafeteria plan within the meaning of section 125 of the Code, but specifically excluding from the foregoing, however, (iii) reimbursements or other expense allowances, fringe benefits, moving expenses, deferred compensation, welfare benefits and other special payments, and bonuses (other than for purposes of Section 4.3 hereof to the extent provided above). For any plan year beginning on or after January 1, 1989, however, compensation in excess of the limitation contained in section 401(a)(17) of the Code for such
     plan year shall be disregarded. In determining the compensation of an employee for purposes of this limitation, the rules of section 414(q)(6) of the Code (as modified by section 401(a)(17) of the Code) relating to the aggregation of compensation of certain family members shall apply. If, as a result of the application of such rules, the limitation of section 401(a)(17) of the Code is exceeded for any plan year, such limitation shall be prorated among the affected family members in proportion to each such family member's compensation as determined prior to the limitation.

          (16) Regulations. Written promulgations of the Department of Labor
               -----------
     construing Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Internal Revenue Service construing the Internal Revenue Code of 1986, as amended (the "Code").

          (17) Trustee.  The trustee provided for in Article 6, or any
               -------
     successor trustee, or if there shall be more than one trustee acting at any time, all of such trustees collectively.

          (18) Trust. The trust created by agreement between the employers and
               -----
     the trustee, as from time to time amended.

          (19) Committee. The committee appointed by the general partner (or the
               ---------
     board of directors, if applicable) of the Company pursuant to Section 10.1.

          (20) Plan Year.  The calendar year.
               ---------

          (21) Entry Date.  The first day of each calendar quarter.
               ----------

          (22) Valuation Date.  The last day of each plan year, except that (i)
               --------------
     on and after January 1, 1992, valuation date shall mean March 31, 1992 and the last day of each calendar month beginning after March 31, 1992, and
     (ii) on and after July 1, 1994, valuation date shall mean any day the New York Stock Exchange is open.

          (23) Effective Date.  January 1, 1988 in the case of the Company and
               --------------
     the date chosen by any other employer which subsequently adopts the plan.

          (24) Highly Compensated Employee.  With respect to any plan year,
               ---------------------------
     any employee who during the preceding plan year:

               (a) was at any time a 5% owner (as defined in section 416(i)(1) of the Code) of the employer or any affiliate;

               (b) received compensation (as defined in section 414(q)(7) of the Code) from the employer and affiliates in excess of $75,000 (as adjusted under the Code);

               (c) received compensation (as defined in section 414(q)(7) of the Code) from the employer and affiliates in excess of $50,000 (as adjusted under the Code) and was in the top-paid 20% of employees of the employer and affiliates ranked on the basis of compensation; or

               (d) was at any time an officer who received compensation (as defined in section 414(q)(7) of the Code) in excess of 50% of the amount in effect under section 415(b)(1)(A) of the Code for such plan year.

     With respect to the plan year, the term "highly compensated employee" also means (i) any employee who at any time during such plan year met the requirements of paragraphs (b), (c), or (d) above and was among the 100 employees of the employer and affiliates who received the most compensation for such plan year or (ii) any employee who met the requirements of paragraph (a) above during such plan year.

     For purposes of paragraph (d) above, no more than 50 employees of the employer and affiliates (or, if lesser, the greater of three employees or 10% of employees) shall be considered officers, and if no officer satisfies the compensation requirement of paragraph (d) for a plan year, the highest-paid officer shall be treated as a highly compensated employee for such plan year.

     The identification of highly compensated employees under this Section 2(24) shall be made in accordance with the provisions of section 414(q) of the Code and the regulations thereunder and the foregoing provisions of this
     Section 2(24) shall be modified in accordance with section 414(q)(12) if the Company elects to have the provisions of such section apply.

          (25) Year of Employment.  The twelve-consecutive-month period
               ------------------
     beginning on the date on which an individual first performs an hour of employment, or any plan year beginning thereafter, during which the individual completes at least 1,000 hours of employment.

                                   ARTICLE 3
                                   ---------

                                 PARTICIPATION
                                 -------------

     Section 3.1.  Eligibility for Participation.  Each eligible employee who
     ------------  -----------------------------
was a participant in the plan on December 31, 1988 shall continue as a participant subject to the provisions contained herein. Each other eligible employee shall become a participant in the plan as follows:

     (i) if the eligible employee was hired prior to January 1, 1992, he shall become a participant in the plan as of the first entry date coincident with or next following his completion of 1,000 hours of employment during the twelve-consecutive-month period beginning on his date of employment or during any plan year which begins thereafter; or

     (ii) if the eligible employee was hired on or after January 1, 1992 he shall become a participant in the plan as of the first entry date coincident with or next following his completion of one year of employment.

     Section 3.2.  Applications.  At least 30 days (or such shorter period as
     ------------  ------------
may be designated by the committee) prior to the first entry date as of which he desires to commence before-tax contributions pursuant to Section 4.1(a) or to make after-tax contributions pursuant to Section 5.1, a participant who has satisfied the applicable service requirement of Section 3.1 may elect to have before-tax contributions made on his behalf pursuant to Section 4.1(a) or to make after-tax contributions pursuant to Section 5.1 by executing and delivering to his employer an application on the form prescribed by the committee specifying his chosen rate of before-tax or after-tax contributions or both. Such applications shall authorize his employer to reduce the participant's compensation by the amount of such before-tax contributions or to deduct after-tax contributions from his compensation, or both, and shall evidence the participant's acceptance of and agreement to all provisions of the plan.

     Section 3.3.  Transfer of Employment to Affiliates.  If a participant shall
     ------------  ------------------------------------
be transferred from one employer to another or from an employer to an affiliate, such participant shall continue to participate in the plan until an event shall occur which would have terminated his participation had he continued in the service of an employer until the occurrence of such event. Employment by an affiliate shall be taken into account only to the extent set forth in Article 9.


                                   ARTICLE 4
                                   ---------

                            EMPLOYER CONTRIBUTIONS
                            ----------------------

     Section 4.1.  Before-Tax Contributions.  (a)  Election of Before-Tax
     ------------  ------------------------        ----------------------
Contributions.  Subject to the limitations set in this Article 4, each employer
- -------------
shall contribute on behalf of each active participant who is an employee thereof an amount equal to a whole percentage not less than 2% nor more than 14% of the active participant's compensation as may be designated by the participant as before-tax contributions on his application pursuant to Section 3.2.

     Before-tax contributions shall commence with the first payroll period beginning on or immediately after the entry date for which the participant's employer has received the participant's executed application pursuant to Section 3.2. Such contributions shall be delivered to the trustee not less frequently than monthly.

     (b)  Changes in the Rate of Before-Tax Contributions. Before-Tax
          -----------------------------------------------
contributions at the rate designated by an active participant pursuant to
Section 4.1(a) shall continue in effect until the active participant shall have changed such designation. An active participant may change such designation as of the first payroll period beginning on or next following the first day of any calendar quarter, but prior to July 1, 1994 not more than twice during a plan year, by giving written directions to his employer in the form prescribed by the committee at least 30 days (or such shorter period as may be designated by the committee) prior to the effective date of the change. Any change shall be limited to those rates described in Section 4.1(a).

     (c)  Suspension and Resumption of Contributions.  Any active
          ------------------------------------------
participant may suspend his before-tax contributions as of the first day of any payroll period beginning on or next following the first day of any calendar quarter by giving written notice to his employer in the form prescribed by the committee at least 30 days (or such shorter period as may be prescribed by the committee) prior to the date on which the participant wishes the suspension to be effective. As of the first payroll period beginning on or next following the first day of any calendar quarter which follows by at least three months the effective date of such suspension, the participant may elect to resume making such contributions by filing written notice with his employer in the form prescribed by the committee at least 30 days (or such shorter period as may be prescribed by the committee) prior to the day on which the resumption is to be made effective. Notwithstanding the foregoing, in the event a participant receives a hardship withdrawal under Section 8.4(b) or from any other cash or deferred arrangement within the meaning of section 401(k) of the Code which is part of a qualified plan maintained by the employer or an affiliate, the participant's election for making before-tax contributions under this Section
4.1 and for making employee after-tax contributions under Section 5.1 shall be automatically suspended on the date as of which the hardship withdrawal is made and such termination shall continue for a period of 12 months thereafter. After the expiration of such 12-month period, the participant may resume making contributions in accordance with the applicable provisions of the plan.

     (d)  Limitation on Amount of Before-Tax Contributions. The amount of
          ------------------------------------------------
before-tax contributions under this Section 4.1 that may be contributed on behalf of a participant during any calendar year shall not exceed $7,000, as adjusted for increases in the cost of living in accordance with section 402(g)(5) of the Code. Such maximum amount for any calendar year shall be reduced by the excess, if any, of:

        (i) the amount of any elective deferrals (within the meaning of Treasury Reg. (S) 1.402(g)-1(b)) contributed by an employer or an affiliate during such calendar year on behalf of the participant
               (A) pursuant to a salary reduction agreement under any other cash or deferred arrangement within the meaning of section 401(k) of the Code which is part of a qualified plan maintained by the employer or affiliate or (B) to any other plan, contract or arrangement of the employer or affiliate described in said regulation, over

     (ii) the amount of any excess contributions for such calendar year paid to the participant pursuant to Section 4.4 or similar provision under any other such cash or deferred arrangement.

If the participant has received a hardship withdrawal under Section 8.4(b) or from any other cash or deferred arrangement within the meaning of section 401(k) of the Code which is part of a qualified plan maintained by the employer or an affiliate, such maximum amount shall also be reduced as provided in Section 8.4(b).

     In addition, each participant shall, pursuant to such rules and at such time subsequent to any calendar year as determined by the committee but not later than March 31st, be allowed to submit a claim in writing to the committee specifying the amount of before-tax contributions made for such year which when added to other plans or arrangements described in sections 401(k), 408(k) or 403(b) of the Code, will exceed the limit contained in the preceding paragraph for the year in which such contributions were made.

     (e)  Return of Excess Before-Tax Contributions.  In the event the
          -----------------------------------------
limitation of Section 4.1(d) is exceeded for a calendar year then, notwithstanding any other provision of the plan or law, such excess, reduced by any excess contributions previously distributed under Section 4.4 for the corresponding plan year, plus any income or minus any loss allocable thereto as determined under Section 4.1(f), shall be distributed to the participant from his account balance attributable to before-tax contributions not later than the April 15th next following the end of such calendar year. Distribution shall be made pro rata from the investment fund subaccounts in which the participant's before-tax account is invested at the time of distribution unless the participant elects another method of distribution from the investment fund subaccounts, except that distribution shall not be made from a participant loan fund subaccount until the balances in the other investment fund subaccounts have been distributed. A participant, however, may only receive such a distribution during such calendar year if:

     (i) the participant designates in writing that the distribution is a distribution of an amount in excess of the limitation under section 402(g) of the Code for the calendar year,

    (ii) the distribution is made after the date on which the plan received the excess contribution, and

   (iii) the plan designates the distribution as a distribution of amounts in excess of the limitation under section 402(g) of the Code for the calendar year.

          (f)  Income on Excess Contributions.  For purposes of Section 4.1(e),
              ------------------------------
the income or loss allocable to the excess contributions to be distributed from a participant's account balance attributable to before-tax contributions for a year shall be an amount equal to the total income or loss of the participant's before-tax account for such year multiplied by a fraction, the numerator of which is the excess contributions to be distributed from such account for such year and the denominator of which is the participant's account balance attributable to before-tax contributions as of the end of such year reduced by the income allocable to such account balance for the year or increased by the loss allocable to such account balance for the year. For years prior to January 1, 1992, certain additional income or loss shall be allocable to excess contributions to the extent provided in the plan prior to this amendment and restatement.

     Section 4.2.  Company Savings Contributions.  Subject to the limitations
     ------------  -----------------------------
set forth in this Article 4, each employer shall contribute for each plan year on behalf of each active participant who is employed by such employer and

          (i) who is an active participant on the last day of such plan year and completed 1,000 or more hours of employment during such plan year, or

          (ii) whose employment terminated during such plan year on account of the participant's (i) retirement after attaining age 65 or by reason of the participant's death or total and permanent disability (as defined in Section 8.1), an amount equal to a percentage of the active participant's before-tax contributions under Section 4.1 or after-tax contributions under Section 5.1 which in the aggregate do not exceed 6% of the participant's compensation while an active participant. Such percentage shall be determined by the committee in its sole discretion, but shall not be more than 50% of such contributions. If the committee shall decide that a savings contribution shall be made under this
Section 4.2 for a plan year, the committee shall announce such decision prior to January 31 of the following year.

     Any contributions pursuant to this Section 4.2 shall be delivered to the trustee not later than the due date for (including extensions thereof) the employer's federal income tax return for the taxable year of the employer which ends with or within the plan year to which such contribution is attributable.

     Section 4.3.  Retirement Contributions.  Subject to the limitations set
     ------------  ------------------------
forth in Section 4.7, each employer shall contribute for each plan year on behalf of each active participant who is employed by such employer and who meets the requirements of either Section 4.2(i) or Section 4.2(ii) for such plan year, such percentage, not in excess of 3%, of the participant's compensation as the committee may, in its sole discretion, determine. If the committee shall decide that a discretionary contribution under this Section 4.3 shall be made for a plan year, the committee shall announce such decision prior to January 31 of the following year.

     Any contribution pursuant to this Section 4.3 shall be delivered to the trustee not later than the due date for (including extensions thereof) the employer's federal income tax return for the taxable year of the employer which ends with or within the plan year to which such contribution is attributable.

     Section 4.4.  Limitations and Adjustments Required to Comply with Section
     ------------  -----------------------------------------------------------
401(k)(3) of the Code. (a) Limitation. Notwithstanding the provisions of
- ---------------------      ----------
Sections 4.1, if the actual deferral percentage for participants who are highly compensated employees for a plan year exceeds, or in the judgment of the committee is likely to exceed, the greater of (i) or (ii) as follows:

     (i) The actual deferral percentage for participants who are not highly compensated employees for the plan year, multiplied by 1.25, or

     (ii) The actual deferral percentage for participants who are not highly compensated employees for the plan year, multiplied by 2; provided however, that the actual deferral percentage for participants who are highly compensated employees for the plan year may not exceed the actual deferral percentage for participants who are not highly compensated employees by more than two percentage points;

then the amounts contributed, or to be contributed, under Section 4.1 on behalf of participants who are highly compensated employees for such plan year shall be reduced at such time and in such manner as the committee shall determine under rules and regulations uniformly applied and consistent with the following provisions of this Section 4.4 so that the actual deferral percentage for participants who are highly compensated employees for such plan year does not exceed the greater of (i) or (ii) above.

     If during the plan year a participant who is a highly compensated employee for such plan year also participated in any other plan of an employer or affiliate which includes a cash or deferred arrangement qualifying under section 401(k) of the Code, his compensation, and contributions made pursuant to a cash or deferred arrangement, under such other plan shall be taken into account for purposes of applying the tests under (i) or (ii) above. If during a plan year one or more other plans which include a cash or deferred arrangement under section 401(k) of the Code are considered along with this plan as one plan for purposes of section 410(b) of the Code (other than the average benefit percentage test thereunder), all such plans shall be treated as one plan in determining the actual deferral percentage of a group of participants under this plan. If during the plan year a participant who is not a highly compensated employee for such plan year had contributions made under Section 4.1 on his behalf in excess of the limitations of Section 4.1(d) for such plan year, such excess contributions shall not be taken into account for purposes of applying the tests under (i) or
(ii) above. In applying the provisions of this Section 4.4, the provisions of section 4.8 relating to the aggregation of certain family members shall apply to the extent applicable.

     The provisions of this Section 4.4(a) shall be applied separately in respect of any participants covered under separate collective bargaining agreements.

     (b) Adjustments.  In order to comply with the limitation of Section
         -----------
4.4(a) for any plan year, the committee, in its discretion, may reduce contributions previously made, or adjust the amount of contributions to be made, pursuant to the provisions of Section 4.1 for such period as may be required. Any reductions in the amounts contributed under Section 4.1 on behalf of participants who are highly compensated employees during such plan year shall be made in the order of the percentage of compensation contributed under Section
4.1 on behalf of such participants beginning with the highest of such percentages. The amount by which contributions previously made to a participant's before-tax account during a plan year are reduced, plus any income or minus any loss allocable thereto, shall be paid, notwithstanding any other provision of the plan or law, to the participant not later than the last day of the subsequent plan year. Such reductions, however, shall be reduced by the amount of any excess before-tax contributions previously distributed under Section 4.1(e) for the calendar year corresponding to the plan year to which such distribution relates. For purposes of this paragraph, the income or loss allocable to such contributions to be distributed from a participant's before-tax account for a plan year shall be determined in the manner provided in Section 4.1(f) for determining income or loss allocable to excess contributions under Section 4.1, and distribution of excess before-tax contributions and income and loss allocable thereto shall be made from the various investment fund subaccounts in the manner provided in section 4.1(e) for distributions thereunder.

     (c)  Definitions.  For purposes of this Section 4.4:
          -----------

          (i) "Actual Deferral Percentage" for a specified group of participants for a plan year shall be the average of 100 times the result (calculated separately for each participant in such group and rounded to four decimal places) obtained by dividing the aggregate amounts actually contributed on behalf of each such participant under Section 4.1 (and, to the extent permitted under rules prescribed by the Secretary of Treasury or otherwise under the law, the savings contributions made pursuant to Section 4.2) during such plan year, by the participant's compensation for such plan year; and

         (ii) "Compensation" for a plan year beginning on or after January 1, 1989 shall have the meaning determined by the committee in accordance with section 414 of the Code and the regulations thereunder and shall only include such compensation for the portion of such plan year for which the participant made or could have made before-tax contributions.

     Section 4.5.  Limitations and Adjustments Required to Comply with Section
     ------------  -----------------------------------------------------------
401(m) of the Code.  (a) Limitation.  Notwithstanding the provisions of Section
- ------------------       ----------
4.2 or 5.1, if the average contribution percentage for participants who are highly compensated employees for a plan year exceeds, or in the judgment of the committee is likely to exceed, the greater of (i) or (ii) as follows:

     (i) The average contribution percentage for participants who are not highly compensated employees for the plan year, multiplied by 1.25, or

     (ii) The average contribution percentage for participants who are not highly compensated employees for the plan year, multiplied by 2; provided, however, that the average contribution percentage for participants who are highly compensated employees for the plan year may not exceed the average contribution percentage for participants who are not highly compensated employees by more than two percentage points;

then the amounts contributed, or to be contributed, by or on behalf of participants who are highly compensated employees for such plan year under
Section 4.2 and Section 5.1 shall be reduced at such time and in such manner as the committee shall determine under rules and regulations uniformly applied and consistent with the following provisions of this Section 4.5 so that the average contribution percentage for participants who are highly compensated employees for such plan year does not exceed the greater of (i) or (ii) above.

     If during the plan year a participant who is a highly compensated employee for such plan year also participated in any other plan of an employer or affiliate to which employer matching contributions or employee after-tax contributions required to be taken into account hereunder are made, his compensation, and such contributions made, under such other plan shall be taken into account for purposes of applying the tests under (i) or (ii) above. If during a plan year one or more other plans to which employer matching contributions or employee after-tax contributions required to be taken into account hereunder are made are considered along with this plan as one plan for purposes of section 410(b) of the Code (other than the average benefit percentage test thereunder), all such plans shall be treated as one plan in determining the average contribution percentage of a group of participants under this plan. In applying the provisions of this Section 4.5, the provisions of Section 4.8 relating to the aggregation of certain family members shall apply to the extent applicable.

     The provisions of this Section 4.5(a) shall be applied separately in respect of any participants covered under separate collective bargaining agreements.

     (b) Adjustments.  In order to comply with the limitation of Section 4.5(a)
         -----------
for any plan year, the committee, in its discretion, may reduce contributions previously made, or adjust the amount of contributions to be made, pursuant to
Section 4.2 and Section 5.1 for such period as may be required. Any reductions in the amounts contributed on behalf of participants who are highly compensated employees for such plan year shall be made in the order of the percentage of compensation contributed under Section 4.2 and Section 5.1 on behalf of such participants beginning with the highest of such percentages. In making the foregoing reductions, contributions shall be reduced in the following order: (i) unmatched after-tax contributions, (ii) matched after-tax contributions and related savings contributions and (iii) savings contributions which match before-tax contributions. The amount by which contributions previously made to a participant's account during a plan year are so reduced, plus any income or minus any loss allocable thereto, shall be paid, notwithstanding any other provision of the plan or law, to the participant not later than the last day of the subsequent plan year. Notwithstanding the provisions of Section 4.2, 5.1 or 8.2, if reductions in a participant's before-tax contributions are paid to a participant pursuant to Section 4.1 or 4.4 or a participant's after-tax contributions are paid to a participant pursuant to
Section 4.5, the committee shall reduce savings contributions previously made with respect to any such contributions pursuant to Section 4.2 and such amount, plus any income or loss allocable thereto, shall be applied to reduce the amount of the employer's savings contributions pursuant to Section 4.2. For purposes of this paragraph, the income or loss allocable to savings contributions or after-tax contributions to be reduced from an account for a plan year shall be determined in the manner provided in Section 4.1(f) for determining income or loss allocable to excess contributions under Section 4.1, and distribution of excess savings contributions or after-tax contributions and income allocable thereto shall be made from the various investment fund subaccounts in the manner provided in Section 4.1(e) for distributions thereunder.

     (c)  Definitions.  For purposes of this Section 4.5
          -----------

       (i) "Average Contribution Percentage" for a specified group of participants for a plan year shall be the average of 100 times the result (calculated separately for each participant in such group and rounded to four decimal places) obtained by dividing the aggregate amounts actually contributed pursuant to Section 4.2 and
               Section 5.1 (and, to the extent permitted under rules prescribed by the Secretary of Treasury or otherwise under law, the before-tax contributions made pursuant to Section 4.1) for the benefit of such participant for such plan year by the participant's compensation for such plan year; and

       (ii) "Compensation" for a plan year beginning on or after January 1, 1989 shall have the meaning determined by the committee in accordance with section 414 of the Code and the regulations thereunder and shall only include such compensation for the portion of such plan year for which the participant made or could have made before-tax contributions.

       Section 4.6.  Forfeitures from Accounts. The total amount forfeited
       -----------   -----------
during a plan year pursuant to Section 8.2 from accounts of participants employed by an employer, reduced by the amount, if any, of such forfeitures which pursuant to Section 9.3 have been credited to the accounts of former participants who have been re-employed, shall be used to reduce the contributions of such employer under Section 4.3 or, to the extent such amount exceeds the employer's contribution to be made for such plan year, such excess shall be deemed a contribution under Section 4.3 for such plan year.

     Section 4.7.  Limitations on Employer Contributions.  The aggregate
     ------------  -------------------------------------
contributions of an employer pursuant to Sections 4.1, 4.2 and 4.3 for any plan year shall not exceed the maximum amount for which a deduction is allowable to such employer for federal income tax purposes for the taxable year of such employer which ends with or within such plan year on account of such contribution and each contribution of an employer under the plan is expressly conditioned upon the current deductibility of the contribution under section 404 of the Code.

     Any contribution made by an employer by reason of a good faith mistake of fact, or any contribution made by an employer which exceeds the maximum amount for which a deduction is allowable to the employer for federal income tax purposes, shall be returned by the trustee to such employer, and if any such contribution was a before-tax contribution, the amount thereof shall be paid by the employer to the participants on whose behalf such contributions were made and included in the participants' compensation for federal income tax purposes for the year of such payment. The return of any such contribution must be made within one year after such contribution was mistakenly made or after the deduction of such excess portion of such contribution was disallowed, as the case may be. The amount to be returned to the employer pursuant to this paragraph shall be the excess of (i) the amount contributed over (ii) the amount that would have been contributed had there not been a mistake of fact or a mistake in determining the maximum allowable deduction. Earnings attributable to the mistaken contribution shall not be returned to the employer, but losses attributable thereto shall reduce the amount to be so returned. If the return to the employer of the amount attributable to the mistaken contribution would cause the balance of any participant's account as of the date such amount is to be returned (determined as if such date coincided with the close of a plan year) to be reduced to less than what would have been the balance of such account as of such date had the mistaken amount not been contributed, the amount to be returned to the employer shall be limited so as to avoid such reduction.

     Section 4.8.  Aggregation of Family Members For Purposes of Actual Deferral
     ------------  -------------------------------------------------------------
Percentage Test and Average Contribution Percent Test:  If during a plan year a
- -----------------------------------------------------
participant is a family member (as defined below) of another participant who is either (i) a 5-percent owner of the employer or any affiliate or (ii) a highly compensated employee who is one of the ten most highly compensated employees of the employer and affiliates ranked on the basis of compensation paid during such plan year, then the ratio to be used under Section 4.4 or 4.5 for such family group (which shall be treated as one highly compensated employee) in determining the actual deferral percentage and average contribution percentage, respectively, for the participants who are highly compensated employees shall be the ratio determined by combining the before-tax contributions or savings and after-tax contributions, whichever is applicable, and compensation of all members of such family group. Except to the extent provided in the preceding sentence, contributions subject to Section 4.4 or Section 4.5 and compensation of all members of the family group shall be disregarded in applying the limitations under Sections 4.4, 4.5 or 4.9. For purposes of this Section 4.8, "family member" includes the spouse, lineal ascendants and lineal descendants of the participant and the spouses of such ascendants and descendants.

     If the foregoing family aggregation rule is applicable for any plan year and under Section 4.4, 4.5 or 4.9 it is necessary to conform to the limitation provided thereunder for such plan year, then, in determining the contributions made pursuant to Section 4.1 (or the contributions made pursuant to Section 4.2 or Section 5.1) of members of the family group to be reduced thereunder, the excess contributions determined under Section 4.4, 4.5 or 4.9 with respect to the highly compensated employee consisting of such family group shall be allocated among the members of such family group in proportion to the contributions made on their behalf pursuant to Section 4.1 (or Section 4.2 and 5.1).

     Section 4.9.  Multiple Use of Alternative Limitation: Notwithstanding the
     ------------  --------------------------------------
foregoing provisions of this Article 4, if, after the application of Sections
4.4 and 4.5, the sum of the actual deferral percentage and the average contribution percentage for the group of participants who are highly compensated employees exceeds the aggregate limit (as defined below) for a plan year, then the contributions made for such plan year pursuant to Sections 4.1, 4.2 and 5.1 for participants who are highly compensated employees shall be reduced so that the aggregate limit is not exceeded. Such reductions shall be made first from after-tax contributions made pursuant to Section 5.1 (but only to the extent such contributions are not matched by savings contributions under Section 4.2), next from before-tax contributions made pursuant to Section 4.1 (but only to the extent such contributions are not matched by savings contributions under Section 4.2) and then in contributions made pursuant to Section 4.2. Reductions in contributions shall be made in the manner provided in Section 4.4 or Section 4.5, whichever is applicable. The amount by which a highly compensated employee's contributions is reduced in accordance with the foregoing shall be treated as an excess contributions under Section 4.4 or Section 4.5, whichever the case may be. For the purposes of this Section 4.9, the actual deferral percentage and average contribution percentage of participants who are highly compensated employees are determined after any reductions required for such plan year under Sections 4.4 and 4.5.

     Notwithstanding the foregoing provisions of this Section 4.9, no reduction shall be required by this Section 4.9 for a plan year if either (i) the actual deferral percentage of the participants who are highly compensated employees does not exceed 1.25 multiplied by the actual deferral percentage of the participants who are not highly compensated employees, or (b) the average contribution percentage of participants who are highly compensated employees does not exceed 1.25 multiplied by the average contribution percentage of the participants who are not highly compensated employees.

     For purposes of this Section 4.9, the term "aggregate limit" for a plan year means the sum of (a) 125% of the greater of (i) the actual deferral percentage of the participants who are not highly compensated employees for the plan year or (ii) the average contribution percentage of the participants who are not highly compensated employees for the plan year, and (b) the lesser of
(i) 200% of, or (ii) two percentage points plus, the lesser of such actual deferral percentage or average contribution percentage. If it would result in a larger aggregate limit, the word "lesser" is substituted for the word "greater" in part (a) of this paragraph, and the word "greater" is substituted for the word "lesser" the second place it is used in subpart (b) of this paragraph.

                                   ARTICLE 5
                                   ---------

                 EMPLOYEE AFTER-TAX AND ROLLOVER CONTRIBUTIONS
                 ---------------------------------------------

     Section 5.1.  Employee After-Tax Contributions.  Subject to the applicable
     ------------  --------------------------------
limitations set forth in Article 4, each active participant shall be entitled to make periodic after-tax contributions by means of a payroll deduction each pay period of a whole percentage which when combined with the percentage of such participant's before-tax contributions under Section 4.1, if any, is not less than 2% nor more than 14% of his compensation. Periodic after-tax contributions shall commence with the first payroll ending after the first day of the month which is at least 30 days (or such shorter period as may be designated by the Company) after the Company has received the participant's executed application pursuant to Section 3.2 and shall be delivered to the trustee not less frequently than monthly. Amounts contributed pursuant to this paragraph shall be subject to the provisions regarding elections, changes and suspensions contained in Article 4 for before-tax contributions to the same extent as contributions made pursuant to such Article. No participant shall be entitled or permitted to make after-tax contributions under the plan after January 1, 1992.

     Section 5.2.  Rollover Contributions.  (a)  If an employee receives either
     ------------  ----------------------
before or after becoming a participant a qualified total distribution (within the meaning of section 402(a)(5)(E)(i) of the Code) (or, effective January 1, 1993, an eligible rollover distribution within the meaning of section 402(c)(4) of the Code) from an employees' trust described in section 401(a) of the Code which is exempt from tax under section 501(a) of the Code (other than a trust which forms part of a plan maintained by an entity with respect to which the employee is a five percent owner (within the meaning of section 416(i) of the Code) at the time such distribution is made or at any time during the five plan years preceding the plan year in which the distribution is made), then such employee may contribute to this plan an amount which does not exceed the amount of such qualified total distribution or eligible rollover distribution, as the case may be, (including the proceeds from the sale of any property received as a part of such distribution) less the amount considered contributed to such trust by the employee (determined by applying section 402 of the Code). If an employee receives either before or after becoming a participant a distribution or distributions from an individual retirement account (within the meaning of section 408 of the Code) and the amount received represents the entire amount in such account (or, effective January 1, 1993, all or any portion of such account) and no amount in such account is attributable to any source other than a qualified total distribution (within the meaning of section 402(a)(5)(E)(i) of the Code) (or, effective January 1, 1993, an eligible rollover distribution within the meaning of section 402 (e) (4) of the Code) from an employees' trust described in section 401(a) of the Code which is exempt from tax under section 501(a) of the Code (other than a trust which forms part of a plan maintained by an entity with respect to which the employee was a five percent owner (within the meaning of section 416(i) of the Code) at the time such distribution was made or at any time during the five plan years preceding the plan year in which the distribution was made), and any earnings on such a rollover contribution, then such employee may contribute to this plan such distribution or distributions.

     (b) Any rollover contribution made pursuant to paragraph (a) of this Section shall be delivered by the employee to the committee and by the committee to the trustee on or before the 60th day after the day on which the employee receives the distribution or on or before such later date as may be prescribed by law (or directly to the trustee by the trustee of the other employees' trust described in section 401(a) of the Code). Any such contribution must be accompanied by (a) a statement of the employee that to the best of his knowledge the amount so transferred meets the conditions specified in paragraph (a) of this Section and (b) a copy of such documents as may have been received by the employee advising him of the amount of and the character of such distribution. Notwithstanding the foregoing, the committee shall not accept a Rollover Contribution if in its judgment accepting such contribution would cause this plan to violate any provision of the Code or regulations and shall not be required to accept such a contribution to the extent it consists of property other than cash.

          (c) Special Accounting and Distribution Rules for Rollover
              --------------------------------------------- --------
Contributions.  If an employee makes a rollover contribution, the committee
- -------------
shall establish and maintain, or cause to be established and maintained, for such employee a rollover account and the employee's rollover contribution shall be credited to such account as of the date on which such contribution is delivered to the trustee. A rollover account shall be deemed to be an account of a participant except for the purposes of the allocation of employer contributions provided for in Section 7.4, the manner in which distributions are made pursuant to Section 8.4 to a distributee and any determination under
Section 9.3 upon the re-employment of a former participant of the treatment of any special account established on behalf of such participant. If a rollover contribution is made by an employee prior to his becoming a participant, such employee shall until such time as he becomes a participant be deemed to be a participant for all purposes of the plan except for the purposes of the allocation of employer contributions provided for in Section 7.4 and any determination of when he becomes a participant pursuant to Article 3. Notwithstanding any other provisions of the plan to the contrary, for purposes of the allocation pursuant to Section 7.2 for periods prior to January 1, 1992, the balance as of the beginning of such calendar year of each such rollover account shall be deemed to be an amount which bears the same ratio to the amount of such rollover contribution as the number of full months during such calendar year during which such rollover contribution was credited to such account bears to 12.

Upon the termination of employment of an employee who has a rollover account the employee, or in the event of the employee's death the employee's beneficiary, shall be entitled to receive the balance of such account distributed by the trustee pursuant to the rules contained in Section 8.3.

     Section 5.3.  Direct Transfers from Other Plans.  Upon the written request
     ------------  ---------------------------------
of a participant, the committee shall direct the trustee to accept property transferred directly from the trustee of an employee's trust described in section 401(a) of the Code which is exempt from tax under section 501(a) of the Code. Notwithstanding the foregoing, the committee shall not direct the trustee to accept such a Direct Transfer Contribution if such employee's trust is part of a plan which provides benefits for employees some or all of whom are employees within the meaning of section 401(c)(1) of the Code or are shareholder-employees within the meaning of section 1379(d) of the Code or if in the committee's judgment accepting such transfer would cause this plan to violate any provision of the Code, and the trustee shall not be required to accept any transfer to the extent it consists of property other than cash. Any assets so transferred shall be deemed to be a Rollover Contribution subject to the rules of Section 5.2.

                                   ARTICLE 6
                                   ---------

                                     TRUST
                                     -----

     A trust shall be created by the execution of a trust agreement between the employers and the trustee. All employer and employee contributions under the plan shall be paid to the trustee. In addition, the trustee shall accept any and all assets contributed or transferred under Section 5.2 or 5.3. The trustee shall hold all monies and other property received by it. The trustee shall invest and reinvest the same, together with the income therefrom, on behalf of the participants collectively in accordance with the provisions of the trust agreement.

                                   ARTICLE 7
                                   ---------

                         ALLOCATION OF TRUST INCOME AND
                    CONTRIBUTIONS TO PARTICIPANTS' ACCOUNTS
                    ---------------------------------------

     Section 7.1.  Participant Accounts and Investment Elections.  (a)
     ------------  ---------------------------------------------
Establishment of Accounts and Subaccounts.  The committee shall establish and
- -----------------------------------------
maintain, or cause to be established and maintained, separate accounts for each participant. The accounts maintained for a participant shall consist of (i) a before-tax account, to which shall be credited before-tax contributions, if any, made pursuant to paragraph (a) of Section 4.1,
(ii) a savings account, to which shall be credited contributions, if any, made pursuant to Section 4.2, (iii) a retirement account, to which shall be credited contributions under Section 4.3, (iv) an after-tax account, to which shall be credited amounts contributed, if any, under Section 5.1, and (v) a rollover account to which shall be credited amounts, if any, contributed or transferred under Section 5.2 or 5.3. All such accounts shall be solely for accounting purposes and, except as provided below, there shall be no segregation of assets of the trust among the separate accounts or subaccounts. Each such account (i) may be divided from time to time if the committee so determines in its sole discretion in so many investment fund subaccounts each of which is managed by the trustee or by an investment manager or managers, as defined in Section 3(38) of ERISA, appointed by the committee and (ii) shall be divided to reflect any amounts loaned to participants therefrom as hereinafter provided. Effective January 1, 1992, however, there shall be at least two investment fund subaccounts established under the plan, namely, a balanced fund and a money market fund. Earnings and losses, together with any investment expenses, of each investment fund shall be credited or debited to each subaccount, except as provided otherwise herein. All such subaccounts shall be solely for accounting purposes, and, except as provided below, there shall be no segregation of assets of the trust among the separate accounts or subaccounts. Amounts loaned to a participant as provided in Section 8.7 shall be recorded in and considered an investment by such participant in a separate investment fund subaccount for such participant designated as the participant loan fund.

     (b)  Investment Election.  If two or more investment funds are established
          -------------------
in accordance with the preceding paragraph of this Section, each active participant, as part of his application for participation prescribed by Section 3.2, shall make an investment election which shall apply to all amounts credited to all of the participant's accounts under the plan, except that prior to January 1, 1992, such election shall not apply to amounts credited to the participant's retirement account. Such election shall specify that such amounts be invested either wholly in one of the investment funds offered under the plan or divided among two or more of such funds in 10% increments (5% increments on and after July 1, 1994). Effective on or after January 1, 1992, if a participant fails to make an investment election, all amounts credited to his accounts, other than amounts invested in the participant loan fund, shall be invested in the balanced fund.

     (c)  Change of Investment Election.  A participant may elect to change
           -----------------------------
his investment election as of the first business day of any calendar year (or, effective on or after April 1, 1992, as of the first business day of any calendar month and, effective on or after July 1, 1994, as of any valuation date). A change in investment election made pursuant to this Section shall apply to all the participants' account balances prior to such change, to future contributions made pursuant to Articles 4 and 5 or to both, as designated by the participant, except that prior to January 1, 1992, such change shall not apply to the participants' retirement account or contributions thereto. In addition, a participant may elect to change his investment election in a similar manner as of the first business day following June 30 of any calendar year prior to 1992, but such election shall apply only to future contributions made pursuant to Articles 4 and 5.

     A participant's change of investment election must be made in writing to his employer at least 30 days (or such shorter period as may be specified by the committee) prior to the date as of which the change is to be effective. Effective on or after July 1, 1994, however, a change in investment election may also be made by a participant through, and subject to the written rules of, a telephone response system maintained for this purpose by the trustee or its agent, and any change in investment election made by a participant through such telephone response system shall be treated as a change in investment election made under the preceding sentence. Any change in investment election shall specify that (i) the participant's applicable account balances not invested in the participant loan fund or (ii) future contributions thereto, or both, be invested either wholly in one of the investment funds described in paragraph (b) or divided among two or more of such funds in 10% increments (5% increments on and after July 1, 1994).

     Each participant as of December 31, 1991 shall file a change of investment election before January 1, 1992 in accordance with this Section 7.1(c) to be effective as of January 1, 1992. Such election shall apply to all the participant's account balances prior to such change and to future contributions. If a participant fails to file such a change of investment election, his account balances as of December 31, 1991 shall be invested entirely in the balanced fund effective January 1, 1992 and future contributions on or after January 1, 1992 shall also be so invested, until he changes his investment election in accordance with this Section 7.1(c).

     Each participant as of June 30, 1994 shall file a change of investment election before July 1, 1994 in accordance with this section 7.1(c) to be effective as of July 1, 1994. Such election shall apply to all the participant's account balances prior to such change and to future contributions. If a participant fails to file such a change of investment election, his account balances as of June 30, 1994 shall be invested effective July 1, 1994 in the investment funds with similar investment objectives to those in which his account balances were invested as of June 30, 1994 and future contributions on or after July 1, 1994 shall be invested in investment funds with similar objectives to those in which he had directed future contributions in his most recent investment election form, until he changes his investment election in accordance with this section 7.1(c).

     Notwithstanding the foregoing, effective April 1, 1992, participants' after-tax accounts shall be invested entirely in the money market fund.

     Section 7.2.  Allocation to Participants' Accounts of Net Income of Trust
     ------------  -----------------------------------------------------------
and Fluctuation in Value of Trust Assets.  As soon as practicable after each
- ----------------------------------------
valuation date the net worth of each investment fund as of such valuation date (as defined in Section 7.3 but excluding any contributions and interest and loan repayments paid or payable since the immediately preceding valuation date) shall be determined. If the net worth of such fund as so determined shall be more or less than the total of all balances credited as of such valuation date to the subaccounts of participants who are participants as of such valuation date (excluding any contributions and interest and loan repayments paid or payable since the immediately preceding valuation date), the amount of any excess or deficiency shall be prorated and credited or charged to the subaccounts of all such participants invested in such investment fund in the proportion that the balance of each such subaccount as of such preceding valuation date, increased, as of any valuation date occurring prior to July 1, 1994, by one-half of the contributions and interest and loan repayments credited to each such subaccount, and reduced by the amount of any withdrawals and loans from each such subaccount since the preceding valuation date (but not less than zero), bears to the total of such balances of all such subaccounts. Following the foregoing, contributions and interest and loan repayments made since the immediately preceding valuation date shall be credited to the applicable investment fund subaccounts as of the date delivered to the trustee in accordance with the participant's investment election then in effect with respect to future contributions.

     Section 7.3.  Determination of Net Worth of an Investment Fund.  The net
     ------------  ------------------------------------------------
worth of an investment fund as of any valuation date shall be the fair market value of all assets (including any uninvested cash) held by such fund, as determined by the trustee on the basis of such evidence and information as it may deem pertinent and reliable, reduced by the amount of any payments pursuant to paragraph (b) of Section 9.3 by re-employed former participants which have not yet been credited to such participants' accounts, and (ii) any other liabilities of such fund other than participants' accounts.

     Section 7.4.  Allocation of Contributions.  Contributions made pursuant to
     -----------   ---------------------------
Section 4.1 and Article 5 shall be allocated to the appropriate accounts of each participant for which each such contribution is made as of the date on which such contributions are delivered to the trustee. Contributions made pursuant to
Section 4.2 and Section 4.3 shall be allocated among the appropriate accounts for which each such contribution is made as of the last day of the plan year for which such contribution is made.

     Section 7.5.  Statutory Limitations on Allocations to Accounts.
     ------------  ------------------------------------------------
Notwithstanding the preceding Section of this Article or another provision of the plan, the amount allocated to a participant's account pursuant to Section
7.4 for any plan year
shall be limited so that (i) the annual additions for such plan year to the participant's accounts in the plan and in all other defined contribution plans maintained by his employer shall not exceed the lesser of $30,000 (or, if greater, 25% of the defined benefit dollar limitation in effect under section 415(b)(1)(A) of the Code for the plan year) or 25% of the participant's compensation for such plan year.

     If the limitation set forth above would be exceeded by allocation of an amount pursuant to Section 7.4, the portion of any after-tax contributions pursuant to Article 5 which is included in the annual additions (as defined below) for such plan year shall be refunded to the extent of such excess. If such portion shall be less than such excess, first, the amount otherwise allocable in respect of contributions made by such participant's employer under Sections 4.1 shall be reduced to the extent necessary to comply with such limitations, second, the amount otherwise allocable in respect of contributions made by such participant's employer under Section 4.3, and third, the amount otherwise allocable in respect of contributions made by the participant's employer under Section 4.2 shall be reduced to the extent necessary to comply with such limitations. To the extent the amount of such reduction is attributable to contributions on behalf of a participant under Section 4.1, the employer shall pay to such participant additional compensation in an amount equal to such reduction.

     The "annual additions" for a plan year to a participant's account in the plan and in any other defined contribution plan is the sum during such plan year of
     (i) the amount of employer and participant contributions allocated to such participant's accounts determined without regard to the limitations of Sections 4.1(d), 4.4, 4.5 and 4.9, and

     (ii) the amount of forfeitures allocated to such participant's accounts;

     but excluding any rollover contribution under Section 5.2 or transfer under Section 5.3.

     As used in this Section 7.5, the terms "defined contribution plan," "maintained by his employer" and "compensation" shall have the meaning set forth in section 415 of the Code and the regulations thereunder, and a participant's employer shall include all affiliates determined under sections 414(b), (c), (m) and (o) as modified by section 415(g) of the Code.

     The otherwise permissible allocations for any participant under this plan shall be further reduced to the extent necessary, as determined by the committee, to prevent disqualification of the plan under section 415 of the Code (as modified by section 416 of the Code if the Plan is a "top-heavy plan" as defined in said section 416) which imposes additional limitations on the benefits payable to participants who also participate in a tax-qualified defined benefit plan maintained by his employer. The extent to which the allocations under the plan are reduced as compared with the extent to which the benefits under any other plan shall be reduced in order to comply with the foregoing limitations shall be determined by the committee so as to maximize the aggregate benefits available to such participant.

     Section 7.6.  Correction of Error.  If it shall come to the attention of
     ------------  -------------------
the committee that an error has been made in any of the allocations prescribed by this Article, appropriate adjustment shall be made to the accounts of all participants and distributees which are affected by such error, except that no adjustment need be made with respect to any distributee whose account has been distributed in full prior to the discovery of such error.

                                   ARTICLE 8
                                   ---------

                     DISTRIBUTIONS, WITHDRAWALS AND LOANS
                      ------------------------------------

     Section 8.1.  Termination of Employment Under Circumstances Entitling
     ------------  -------------------------------------------------------
Participant to Full Distribution of His Account.  If a participant's employment
- -----------------------------------------------
shall terminate under any of the following circumstances, the participant or his designated beneficiary, as the case may be, shall be entitled to receive the balance of all of such participant's accounts under the plan determined as of the valuation date coincident with or immediately preceding his termination of employment (except that if a participant terminates employment on or after April 1, 1992, the balance shall be determined as of the valuation date coincident with or immediately following his termination of employment), plus any contributions or transfers made by or on his behalf under Sections 4.1, 4.2, 4.3, 5.1, 5.2 or 5.3 since such valuation date, and reduced by the unpaid portion of all loans made to the participant pursuant to Section 8.7 including interest accrued thereon.

     (1)  After attaining age 65.

     (2)  Because of the participant's death.

     (3) Because of total and permanent disability of a character which prevents the participant, in the judgment of the committee corroborated in writing by a licensed physician, from substantially performing his usual duties for his employer.

     (4)  After the participant has at least 5 years of service.

     Section 8.2.  Termination of Employment Under Circumstances Resulting in
     ------------  ----------------------------------------------------------
Complete or Partial Forfeiture of the Participant's Retirement Account.  If a
- ----------------------------------------------------------------------
participant's employment shall terminate under circumstances other than those set forth in Section 8.1, he shall be entitled to receive (i) the balance of his before-tax, after-tax, savings and rollover accounts determined as of the valuation date coincident with or immediately preceding his termination of employment (except that if a participant terminates employment on or after April 1, 1992, the balances shall be determined as of the valuation date coincident with or immediately following his termination of employment), plus any contributions or transfers made by or on his behalf under Sections 4.1, 5.1, 5.2 or 5.3 since such valuation date, and (ii) a percentage of his retirement account balance determined as of the valuation date coincident with or immediately preceding his termination of employment (except that if a participant terminates employment on or after April 1, 1992, the balance shall be determined as of the valuation date coincident with or immediately following his termination of employment) determined by reference to the participant's years of service at the date of termination of his employment pursuant to the following table:

     Years of Service                     Percentage
     -----------------------------------------------
     Less than 1                              0
     more than 1 but less than 2             20%
     more than 2 but less than 3             40%
     more than 3 but less than 4             60%
     more than 4 but less than 5             80%
     more than 5                            100%

The difference between the balance of the participant's retirement account and the amount distributable with respect to such account pursuant to the above shall be held in the participant's account and shall be forfeited on the first to occur of (i) the date the participant incurs five consecutive break-in-service years or (ii) the date the participant receives a lump sum distribution pursuant to Section 8.3 of the portion of his account to which he is entitled. In all cases, the amount to which a participant is entitled under this Section
8.2 shall be reduced by the unpaid portion of all loans made to the participant pursuant to Section 8.7 including interest accrued thereon.

     Section 8.3.  Time and Manner of Distribution Upon Termination of
     ------------  ---------------------------------------------------
Employment.  (a)  Form of Distribution.  Any distribution to which a participant
- ----------        --------------------
becomes entitled upon termination of employment shall be distributed by the trustee by whichever of the following methods the participant elects:

     (1)  By payment in a lump sum; provided, however, if subsequent to payment
                                    --------  -------
          any allocation is made to the participant's account with respect to the plan year in which termination of employment occurs, such subsequent allocation shall be distributed within 60 days after the allocation has been made.

     (2) By payment in a series of installments, equal or otherwise, over a period not longer than 10 years; provided, however, that the aggregate
                                           ------------------
          installments paid in any one plan year shall be at least equal to the lesser of (A) the remaining balance of the distributee account at the beginning of such plan year and (B) $300. If the balance in a distributee's accounts is insufficient to complete the number of installments initially contemplated, payment of installments shall terminate upon exhaustion of the distributee's accounts. If the participant dies after the commencement of payments pursuant to this subparagraph (2), the remaining balance of his accounts shall continue to be distributed at least as rapidly as under the method of distribution used prior to the participant's death.

     (b)  Time of Distribution.  Any distribution pursuant to any of the above
          --------------------
methods shall commence at such time following the valuation date as of which the amount distributable is determined as the participant shall elect in writing, or as soon thereafter as is possible, but in no event later than the later of (i) 60 days after the close of the plan year in which employment terminates and (ii) 60 days after the close of the plan year in which the participant attains age 65, except that a participant may elect in writing to defer distribution to not later than the April 1 of the calendar year following the calendar year in which the participant attains age 70-1/2; provided, however, that in the event the participant shall die prior to the commencement of a distribution pursuant to any of the above methods, such distribution shall be completed not more than 5 years after the death of the participant, except that, (A) if such participant's beneficiary is the participant's spouse such distribution may be deferred until the date on which the participant would have attained age 70-1/2 had he survived and (B) distribution may be made over a period not to exceed the life expectancy of the beneficiary if such distribution commences within one year after the participant's death. Notwithstanding the foregoing, if the distribution is under circumstances which may result in a partial forfeiture of the participant's accounts pursuant to
Section 8.2, payment shall be deferred until the participant incurs five consecutive break in service years unless distribution is to be made in a lump sum and either (i) the amount to be distributed from the participant's accounts is not more than $3,500 or (ii) the participant requests in writing distribution in the form of a lump sum. A participant who shall remain in employment beyond April 1 of the year following the year in which he attains age 70-1/2 shall nevertheless for purposes of this Section 8.3 be deemed to have terminated his employment on such April 1, and shall commence receiving payment of his accounts on such date. If a participant has not repaid all loans made to him under the plan at the time of his termination, he shall be deemed to have elected to have that portion of his account equal to the unpaid portion of said loans, including accrued interest, distributed to him at his termination unless he is not in default on such loan at the time of termination. If the participant is not in default on the loan at the time of his termination or if a participant receives a loan after his termination of employment, the unpaid portion of such loan, including accrued interest, shall be deducted from the balance of his account to which he is entitled and considered a distribution from his account on the first to occur of (i) the participant's default on repayment on the loan and (ii) the date payment of his account is made or commences under this Section 8.3(b).

     (c)  Investment of Distributee Accounts.  Unless the full amount of the
          ----------------------------------
distribution to which a participant or his beneficiary, as the case may be, is entitled is paid by the valuation date next following the valuation date as of which the amount distributable is determined, the undistributed amount shall remain in the participant's accounts and shall be deemed to be a participant's account for purposes of Section 7.2 (but not for purposes of Section 7.4) until it is distributed in full to the distributee. On and after January 1, 1992, such amount not distributed by the next following valuation date, to the extent not invested in the participant loan fund, shall be invested as soon as possible thereafter in the balanced fund, provided, however, that on and after July 1,
                                 --------
1994, such amount shall be invested in accordance with the provisions of Section 7.1(c) and for purposes of Section 7.1(c), a former participant or beneficiary, as the case may be, shall be deemed participant thereunder.

     Section 8.4.  Withdrawals Prior to Termination of Employment.  (a)
     ------------  ----------------------------------------------
Withdrawals from After-Tax Accounts. A participant may elect to withdraw from
- -----------------------------------
his after-tax account as of the last day of any month an amount equal to not more than the balance of his after-tax account as of such date. Prior to April 1, 1992, the amount withdrawn may not be less than $500.

The election described above shall be made by giving written notice to the committee in the form prescribed by the committee at least 30 days (or such shorter period as the committee may determine) prior to the effective date of such withdrawal. Any amounts so withdrawn shall be withdrawn from the participant's investment fund subaccounts in the manner specified by the participant.

     (b)  Withdrawals from Before-Tax Accounts.  (i) A participant who has
          ------------------------------------
withdrawn (or elected to withdraw) the maximum amount permitted under paragraph
(a) of this Section may elect to withdraw amounts from his before-tax account as of any valuation date following the participant's attainment of age 59-1/2 or demonstration to the committee's satisfaction of financial hardship. Such election shall be made by giving written notice to the committee in the form prescribed by the committee at least 30 days (or such shorter period as the committee may determine) prior to the effective date of the withdrawal. Any amounts so withdrawn shall be withdrawn from the participant's investment fund subaccounts in the manner specified by the participant.

     (ii) A hardship withdrawal under this Section 8.4(b) shall be permitted only if the withdrawal both (A) is made on account of an immediate and heavy financial need of the participant and (B) is necessary to satisfy such financial need. For purposes of this Section 8.4(b):

     (1) a withdrawal will be considered to be made on account of an immediate and heavy financial need of the participant only if it is on account of (i) medical expenses, as described in section 213(d) of the Code, incurred by the participant, the participant's spouse or any dependent of the participant (as defined in section 152 of the Code), (ii) the purchase (excluding mortgage payments) of a principal residence for the participant,
     (iii) payment of tuition for the next semester or quarter of post-secondary education for the participant, his spouse, children or dependents, or (iv) the need to prevent the eviction of the participant from his principal residence or foreclosure on the mortgage of the participant's principal residence; and

          (2) a withdrawal will be considered to be necessary to satisfy an immediate and heavy financial need of the participant only if (i) the withdrawal is not in excess of the amount of the immediate and heavy financial need of the participant, (ii) the participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available to him under the plan and all other plans maintained by the employer or an affiliate, (iii) the participant is precluded from making or having made on his behalf any contributions under Sections 4.1 and 5.1 or under any other cash or deferred arrangement within the meaning of section 401(k) of the Code which is part of a qualified plan maintained by the employer or an affiliate, or any after-tax employee contributions (other than mandatory employee contributions to a defined benefit plan) under any qualified or nonqualified plan of deferred compensation of the employer or an affiliate, for a period of at least 12 months after receipt of the withdrawal, and (iv) the maximum amount within the meaning of section 402(g) of the Code that may be contributed on behalf of the participant under Section 4.1 and to any other cash or deferred arrangement within the meaning of section 401(k) of the Code which is part of a qualified plan maintained by the employer or affiliates is reduced for the plan year next following the plan year in which the hardship withdrawal is received by the amount of such contributions made by or on behalf of the participant for the plan year in which the withdrawal is received.

     The determination of the existence of a financial hardship hereunder and of the amount required to be distributed to meet the need created by the hardship will be made by the committee and its decisions shall be applied in a nondiscriminatory manner. The committee, in its discretion and upon consideration of developments known to it, may further limit the amount of a withdrawal.

     (iii) The maximum amount that a participant is permitted to withdraw under this Section 8.4(b) is the balance in his before-tax account (less all unpaid loans made to the participant pursuant to Section 8.7, including interest accrued thereon, from such account), except that, in the case of a hardship withdrawal, the maximum amount that may be withdrawn shall not exceed the lesser of the balance in his before-tax account (less all unpaid loans made to the participant pursuant to Section 8.7, including interest accrued thereon, from such account) and the aggregate of the participant's before-tax contributions. Beginning on and after April 1, 1992, the amount withdrawn in a hardship withdrawal may not be less than $1,000.

     Section 8.5.  Definition of Beneficiary.  Each participant shall have the
     ------------  -------------------------
right to designate a beneficiary or beneficiaries (who may be designated contingently or successively and who may be an entity other than a natural person) to receive any distribution to be made under Section 8.3 upon the death of such participant or, in the case of a participant who dies subsequent to termination of his employment but prior to the distribution of the entire amount to which he is entitled under the plan, any undistributed balance to which such participant would have been entitled; provided, however, that no such
                                      --------
designation (or change thereof) shall be effective if the participant has been married throughout the one-year period ending on the date of the participant's death unless such designation (or change thereof) has been consented to by the person who was the participant's spouse during such period in writing acknowledging the effect of such consent and witnessed by a plan representative or a notary public, or it is established to the satisfaction of a plan representative that such consent cannot be obtained because the participant's spouse cannot be located or because of such other circumstances as may be prescribed in regulations. Subject to the preceding sentence, a participant may from time to time, without the consent of any beneficiary, change or cancel any such designation. Such designation and each change therein shall be made in the form prescribed by the committee and shall be filed with the committee. If (i) no beneficiary has been named by a deceased participant,
(ii) such designation is not effective pursuant to the proviso contained in the first sentence of this section, or (iii) the designated beneficiary has predeceased the participant, the balance of the deceased participant's accounts shall be distributed by the trustee at the direction of the committee (a) to the surviving spouse of such deceased participant, if any, or (b) if there shall be no surviving spouse, to the surviving children of such deceased participant, if any, in equal shares, or (c) if there shall be no surviving spouse or surviving children, to the executor or administrator of the estate of such deceased participant or (d) if no executor or administrator shall have been appointed for the estate of such deceased participant within six months following the date of the participant's death, in equal shares to the person or persons who would be entitled under the intestate succession laws of the state of the participant's domicile to receive the participant's personal estate. The marriage of a participant shall be deemed to revoke any prior designation of a beneficiary made by him and a divorce shall be deemed to revoke any prior designation of the participant's divorced spouse if written evidence of such marriage or divorce shall be received by the committee before distribution shall have been made in accordance with such designation. If within a period of three years following the death or other termination of employment of any participant the committee in the exercise of reasonable diligence has been unable to locate the person or persons entitled to benefits under this Article in respect of such participant, the rights of such person or persons shall be forfeited and the committee shall direct the trustee to pay such benefit or benefits to the person or persons next entitled thereto under the succession prescribed by this Section.

     Section 8.6.  Distributions to Minor and Disabled Distributees.  Any
     ------------  ------------------------------------------------
distribution under this Article which is payable to a distributee who is a minor or to a distributee who, in the opinion of the committee, is unable to manage his affairs by reason of illness or mental incompetency may be made to or for the benefit of any such distributee in such of the following ways as the committee shall direct: (a) directly to any such minor distributee if, in the opinion of the committee, he is able to manage his affairs, (b) to the legal representative of any such distributee, (c) to a custodian under a Uniform Gifts to Minors Act for any such minor distributee, or (d) to some near relative of any such distributee to be used for the latter's benefit.

Neither the committee nor the trustee shall be required to see to the application by any third party of any distribution made to or for the benefit of a distributee pursuant to this Section.

     Section 8.7.  Loans to Participants.  (a)  Application for Loans.  Upon the
     ------------  ---------------------        ---------------------
written application of (i) a participant or (ii) a former participant who is a party-in-interest (as defined in section 3(14) of ERISA) and whose account has not been distributed or commenced to be distributed, the committee, in accordance with a uniform and non-discriminatory policy, may direct the trustee to make a loan to such participant upon such terms as the committee shall specify. Applications for loans must be submitted to the committee at least 30 days (or such shorter period as the committee may determine) prior to the date the loan is to be disbursed. In making loans, the committee may consider only those factors which would be considered in a normal commercial setting by an entity in the business of making similar types of loans. Any loan approved by the committee will be disbursed on such date as the committee shall direct. No loan, however, shall be made before April 1, 1992. The loan application shall specify the account(s) and investment fund subaccount(s) against which the loan is to be charged. Fees to defray the cost of processing the application and servicing the loan, as determined by the trustee from time to time, shall be charged to the participant's account and shall be non-refundable.

     (b)  Limitations on Loans.  No loan to any participant shall exceed the
          --------------------
lesser of (i) $50,000 (reduced by the excess, if, any, of the highest outstanding balance of all loans from all qualified plans of the employer and affiliates to the participant during the one year period ending on the day before the date the loan is made over the outstanding balance of loans from such plans to the participant on the date the loan is made) or (ii) 50% of the balance in his accounts as of the most recent valuation date for which a valuation is available, as adjusted for any distributions, withdrawals or contributions made after such valuation date, to which he would be entitled under Article 8 if he terminated his employment on the date his application is made. The committee, in its discretion and upon consideration of developments known to it, may further limit the amount of any loan it may approve. The committee shall not approve a loan of less than $1,000 and the participant may not receive more than one loan in any calendar year. No more than two unpaid loans shall be outstanding to the participant at any time.

     (c)  Interest on Loans.  The committee will establish the interest rate to
          -----------------
apply for the term of all loans. The interest rate for any loan shall be commensurate with the interest rate charged by persons in the business of lending money for loans which would be made under similar circumstances, as determined by the committee.

     (d)  Repayment of Loans.  Any loan to a participant shall be repaid by the
          ------------------
participant in such manner as the committee shall determine, subject to the limitations of this Section 8.7(d). The committee shall require that the loan and interest thereon be repaid in equal installments at least monthly

(commencing as soon as practicable following the date the loan is disbursed), over a period which shall not exceed (i) ten years where the proceeds of the loan are to be applied to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) is to be used as the principal residence of the participant or (ii) five years for all other loans. Each installment shall be paid by payroll deductions by the employer from the compensation of the participant or by such other method as the committee shall prescribe. The employer shall deposit with the trustee the sums so deducted or paid. Any loan under the plan may be prepaid without penalty on the first day of any month and such other dates as the committee shall prescribe. Partial prepayments shall not be permitted.

     (e) Security for Loan.  Each loan to a participant shall be evidenced by a
         -----------------
note, payable to the order of the trustee, for the amount of the loan including interest thereon. Each loan shall be secured by a pledge of the borrower's account considered an investment in the participant loan fund, which pledge shall give the trustee a security interest in all of the participant's then existing and thereafter acquired rights in his account considered an investment in the participant loan fund. By accepting the loan, the participant automatically assigns, as security for the loan, such rights in his account. In the event the participant's employment with the employer and affiliates is terminated for any reason prior to the repayment of the loan, the unpaid balance plus accrued interest thereon shall be deducted from the amount of his account balance to which he is entitled at the time distribution is made or commences or deemed made as provided in this
Article 8. If, however, a participant to whom a loan is made is having distribution of his account deferred and he is not in default on repayment on the loan at the time of his termination of employment or if a participant receives a loan after his termination of employment, any unpaid balance on such loan plus accrued interest shall be deducted from the balance of his account to which he is entitled and considered a distribution from his account on the first to occur of (i) the participant's default on repayment of the loan and (ii) the date payment of his Account is made or commences under Section 8.3.

     Section 8.8.  Direct Rollover.  Effective on and after January 1, 1993, if
     ------------  ---------------
a participant (which for purposes of this Section 8.8 shall include a spouse or former spouse who is an alternate payee under a qualified domestic relations order as defined in section 414(p) of the Code) or a beneficiary who is the participant's surviving spouse is to receive a distribution or a withdrawal under this Article VIII or Section 15.3 and will be receiving such distribution or withdrawal in either a lump sum or in installments extending over a period of less than 10 years and less than his life expectancy, he may elect to have all of the amounts, or any portion thereof equal to $500 or more, that would otherwise be paid to the participant or beneficiary, including the unpaid balance of any loan that would be considered a distribution, paid directly by the trustee to an "eligible retirement plan" (as defined below) that will accept such rollover. Such election shall not apply, however, (i) to the extent a distribution or withdrawal is a minimum distribution required under Code section 401(a)(9) or (ii) to the extent that the distribution or withdrawal is not includible in gross income.

     Upon the election of a participant or beneficiary under this Section 8.8, the amount of the distribution or withdrawal with respect to which the election was made shall be paid directly, by such means as the committee shall determine, to the specified eligible retirement plan at the time it would otherwise have been paid to the participant or beneficiary. The portion, if any, of the distribution or withdrawal that may not be directly rolled over or which the participant or beneficiary has elected not to be rolled over shall be made to the participant or beneficiary as otherwise provided in the plan.

     Not earlier than 90 days or later than 30 days before a distribution or withdrawal would otherwise be made (or at such other time as is prescribed or permitted by government regulation, ruling or announcement), the committee will deliver or cause to be delivered to the participant or beneficiary notice of his right to make an election under the Section 8.8. Any election must be made within such period and shall be subject to such terms and conditions as the committee shall prescribe, including any such terms, conditions, or limitations required or permitted by government regulations, rulings and announcements. An election shall be accompanied by such documentation, information and verifications as the committee shall require regarding the eligible retirement plan to which the direct rollover is to be made and to enable the trustee to properly make the direct rollover.

     For purposes of this Section 8.8, "eligible retirement plan" shall mean:

     (i)   an individual retirement account described in Code section 408(a);

     (ii) an individual retirement annuity described in Code section 408(b) (other than an endowment contract);

     (iii) with respect to a participant, a defined contribution plan qualified under Code section 401(a); or

     (iv)  with respect to a participant, an annuity plan described in Code section 403(a).



                                   ARTICLE 9
                                   ---------

                           SPECIAL PARTICIPATION AND
                        DISTRIBUTION RULES RELATING TO
                    RE-EMPLOYMENT OF TERMINATED EMPLOYEES,
                  EMPLOYMENT AFFILIATES AND LEASED EMPLOYEES
                  ------------------------------------------

     Section 9.1.  Change of Employment Status.  If a person who is not a
     ------------  ---------------------------
participant shall become an eligible employee because of a change in his employment status, such person shall become a participant as of the date of such change if he had satisfied the applicable eligibility service requirement set forth in Article 3; otherwise he shall become a participant as of the first entry date following satisfaction of such service requirement.

     Section 9.2.  Re-employment of an Eligible Employee Whose Employment
     ------------  ------------------------------------------------------
Terminated Prior to His Becoming a participant.   (a)  If an eligible employee
- -----------------------------------------------
whose employment was terminated before he had satisfied the applicable eligibility service requirement set forth in Article 3 is re-employed by an employer, he shall be treated as a new employee and his prior employment by an employer shall be disregarded unless such re-employment occurs before the employee has incurred five consecutive break in service years.

     (b) If an eligible employee whose employment was terminated after he had satisfied the applicable eligibility service requirement set forth in Article 3 and prior to his becoming a participant is re-employed by an employer, he shall not be required to satisfy again such requirement and shall become a participant on the date of his re-employment.

     Section 9.3.  Re-employment of a Terminated participant; Restoration of
     ------------  ---------------------------------------------------------
Forfeitures.  (a)  If a terminated participant is re-employed, he shall not be
- -----------
required to satisfy again the eligibility service requirement set forth in
Article 3 and shall become a participant as of the date of his re-employment.

     (b) If a terminated participant is re-employed prior to incurring five consecutive break in service years, thereafter completes a year of service before incurring five consecutive break in service years, and at his termination of employment the participant was not entitled to a portion of his account pursuant to Section 8.2, but such participant did not receive a lump-sum distribution pursuant to Section 8.3, the vested percentage in his account shall remain unchanged. If, however, upon his termination of employment any such participant received a lump-sum distribution pursuant to
Section 8.3, then he shall have the right to pay an amount equal to such distribution to the trustee. If the participant makes such a payment, then an amount equal to the portion of his account which was forfeited pursuant to
Section 8.2 shall be credited, along with such payment, to his account as a participant as of the close of the valuation date next following the date such payment is made, but after making the allocations required by Section 7.2 for such valuation date. Any such payment must be made by the close of the plan year in which he incurs five consecutive break in service years. If pursuant to this paragraph the forfeited portion of a participant's account is to be restored, the amount to be so restored shall be obtained from the total amount which shall have been forfeited pursuant to Section 8.2 during the plan year in which such participant makes the payment set forth above, from the accounts of participants employed by the same employer as the re-employed participant. If the aggregate amount to be so restored to the accounts of participants employed by a particular employer exceeds the amount of such forfeitures, such employer shall make a contribution in an amount equal to such excess. Any such contribution shall be made without regard to whether or not the limitations set forth in
Section 4.7 will be exceeded by such contribution.

     Section 9.4.  Employment by Affiliates.  If a person is employed by an
     ------------  ------------------------
affiliate, then any period of such employment shall be taken into account for the purpose of determining whether and when such person is eligible to participate in the plan under Section 3.1, and determining when such person is entitled to receive the payment of benefits upon termination of employment under Article 8, to the same extent it would have been had such period of employment been with an employer.

     Section 9.5.  Leased Employees.  If a person who performed services as a
     ------------  ----------------
leased employee (within the meaning of section 414(n)(2) of the Code) of any employer or an affiliate becomes an employee, or if an employee becomes such a leased employee, then any period during which such services were so performed shall be taken into account for the purposes of determining whether and when such person is eligible to participate in the plan under Section 3.1, and determining when such person is entitled to receive the payment of benefits upon termination of employment under Article 8, to the same extent it would have been had such service been employment as an employee who is not an eligible employee. This section shall not apply to any period of service during which such a leased employee was covered by a plan described in Section 414(n)(5) of the Code.

     Section 9.6.  Employment by Certain Prior Employers.  If a person employed
     ------------  -------------------------------------
by Comcast Sound Communications, Inc. ("Comcast") or an affiliate thereof becomes an employee as of February 1, 1994 in connection with the acquisition by the Company of substantially all of the assets of Comcast, then any period of employment with Comcast or any affiliate thereof shall be taken into account for purposes of determining whether and when such person is eligible to participate in the plan in accordance with
Section 3.1(ii) and for purposes of determining the percentage of his retirement account balance, if any, to which he may be entitled under Section 8.2, to the same extent had such period of employment been with an employer, except that (i) no such employee shall become a participant in accordance with Section 3.1(ii) prior to February 1, 1994 and (ii) the provisions of this Section 9.6 shall not apply to any such employee hired by the Company only for transition purposes.


                                  ARTICLE 10
                                  ----------

                                ADMINISTRATION
                                --------------

     Section 10.1.  The Committee.  (a)  The general partner (or board of
     -------------  -------------
directors, if applicable) of the Company shall appoint a committee consisting of an odd number of members which shall be known as the Savings and Retirement Plan Committee. The committee shall be the "administrator" of the plan and a "named fiduciary" within the meaning of such terms as used in ERISA. The committee shall be responsible, except for duties specifically vested in the trustee, for the administration of the provisions of the plan. The general partner (or board of directors, if applicable) of the Company shall have the right at any time, with or without cause, to remove any member or members of the committee. A member of the committee may resign and his resignation shall be effective upon delivery of his written resignation to the Company. Upon the resignation, removal or failure or inability for any reason of any member of the committee to act hereunder, the general partner (or board of directors, if applicable) of the Company shall appoint a successor member. All successor members of the committee shall have all the rights, privileges and duties of their predecessors, but shall not be held accountable for the acts of their predecessors.

     (b) No member of the committee who is a participant shall take part in any action of the committee or any matter involving solely his rights under the plan.
     (c) Promptly after the appointment of the original members of the committee and from time to time thereafter, promptly after the appointment of any successor member of the committee, the trustee shall be notified as to the names of the persons appointed as members or successor members of the committee by delivery to the trustee of a certified copy of the resolution of the general partner (or board of directors, if applicable) of the Company making such appointment.

     (d) The committee shall have the duty and authority to interpret and construe the plan in regard to all questions of eligibility, the status and rights of participants, distributees and other persons under the plan, and the manner, time, and amount of payment of any distributions or loans under the plan.

     (e) Each employer shall, from time to time, upon request of the committee, furnish to the committee such data and information as the committee shall require in the performance of its duties.

     (f) The committee shall direct the trustee to make payments of amounts to be distributed or loaned from the trust under Article 8.

     (g) The committee shall supervise the collection of participants' contributions and the delivery of such amounts to the trustees.

     (h) The members of the committee may allocate their responsibilities among themselves and may designate any person, partnership or corporation to carry out any of their responsibilities. Any such allocation or designation shall be reduced to writing and such writing shall be kept with the records of the meetings of the committee.

     (i) The committee may act at a meeting, or by writing without a meeting, by the vote or written assent of a majority of its members. The committee shall elect one of its members as Chairman. The Chairman shall be the plan's agent for service of legal process, keep records of all meetings of the committee, and forward all necessary communications to the trustee. The committee may adopt such rules and procedures as it deems desirable for the conduct of its affairs and the administration of the plan, provided that any such rules and procedures shall be consistent with the provisions of the plan and ERISA.

     (j) The members of the committee, and each of them, shall discharge their duties with respect to the plan (i) solely in the interest of the participants and beneficiaries, (ii) for the exclusive purpose of providing benefits to employees participating in the plan and their beneficiaries and of defraying reasonable expenses of administering the plan and (iii) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The employers and the general partner of the Company hereby jointly and severally indemnify the members of the committee, and each of them, from the effects and consequences of their acts, omissions and conduct in their official capacity, except to the extent that such effects and consequences shall result from their own willful misconduct.

     (k) No member of the committee shall receive any compensation or fee for his services, unless otherwise agreed between such member of the committee and the employers, but the necessary expenditures incurred in the discharge of their duties as committee members shall be paid as provided in Section 13.1.

     (l) The committee may employ such counsel (who may be of counsel for any employer) and agents and may arrange for such clerical and other services as it may require in carrying out the provision of the plan.

     Section 10.2.  Claims Procedure.  If any participant or distributee
     ------------   ----------------
believes he is entitled to benefits in an amount greater than those which he is receiving or has received, he may file a claim with the Chairman of the committee. Such a claim shall be in writing and state the nature of the claim, the facts supporting the claim, the amount claimed, and the address of the claimant. The Chairman of the committee shall review the claim and, unless special circumstances require an extension of time, within 90 days after receipt of the claim, give written notice by registered or certified mail to the claimant of his decision with respect to the claim. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 90-day period and in no event shall such an extension exceed 90 days. The notice of the Chairman's decision with respect to the claim shall be written in a manner calculated to be understood by the claimant and, if the claim is wholly or partially denied, set forth the specific reasons for the denial, specific references to the pertinent plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the claim review procedure under the plan. The Chairman shall also advise the claimant that he or his duly authorized representative may request a review by the full committee of the denial by filing with the Chairman of the committee, within 65 days after notice of the denial has been received by the claimant, a written request for such review. The claimant shall be informed that he may have reasonable access to pertinent documents and submit comments in writing to the committee within the same 65-day period. If a request is so filed, review of the denial shall be made by the full committee within, unless special circumstances require an extension of time, 60 days after receipt of such request, and the claimant shall be given written notice of the final decision. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 60-day period and in no event shall such an extension exceed 60 days. The notice of the final decision shall include specific reasons for the decision and specific references to the pertinent plan provisions on which the decision is based and shall be written in a manner calculated to be understood by the claimant.

     Section 10.3.  Procedures for Domestic Relations Orders. If the committee
     -------------  ----------------------------------------
shall receive any judgment, decree or order (including approval of a property settlement agreement) pursuant to State domestic relations or community property law relating to the provision of child support, alimony or marital property rights of a spouse, former spouse, child or other dependent of a participant and purporting to provide for the payment of all or a portion of the balance of the participant's accounts to or on behalf of one or more of such persons (such judgment, decree or order being hereinafter called a "domestic relations order"), the Chairman of the committee shall promptly notify the participant and each other payee specified in such domestic relations order of its receipt and of the following procedures. After receipt of a domestic relations order, the Chairman of the committee shall determine whether such order constitutes a "qualified domestic relations order" as defined in paragraph (b) of Section 13.2 and shall notify the participant and each other payee named in such order in writing of its determination. Such notice shall be written in a manner calculated to be understood by the parties and shall set forth specific reasons for the Chairman's determination, and shall contain an explanation of the review procedure under the plan. The Chairman shall also advise each party that he or his duly authorized representative may request a review by the full committee of the Chairman's determination by filing with the committee a written request for such review. The Chairman of the committee shall give each party affected by such request notice of such request for review. Each party also shall be informed that he may have reasonable access to pertinent documents and submit comments in writing to the committee in connection with such request for review. Each party shall be given written notice of the committee's final determination, which notice shall be written in a manner intended to be understood by the parties and shall include specific reasons for such final determination. Prior to the issuance of regulations, the committee shall establish the time periods in which the Chairman's determination, a request for review thereof and the review by the full committee shall be made, provided that the total of such time periods shall not be longer than 18 months from the date a domestic relations order is received by the committee.

     Section 10.4.  Notices to Participants and Distributees.  All notices,
     -------------  ----------------------------------------
reports and statements given, made, delivered or transmitted to a participant or distributee shall be deemed to have been duly given, made or transmitted when mailed by first class mail with postage prepaid and addressed to the participant or distributee at the address last appearing on the records of the committee. A participant or distributee may record any change of his address from time to time by written notice filed with the committee.

     Section 10.5.  Notices to Employers or Committee.  Written directions,
     -------------  ---------------------------------
notices and other communications from participants or distributees to the employers or the committee shall be deemed to have been duly given, made or transmitted either when delivered to such location as shall be specified upon the forms prescribed by the committee for the giving of such directions, notices and other communications, or when mailed by first class mail with postage prepaid and addressed to the addressee at the address specified upon such forms.

     Section 10.6.  Records.  The committee shall keep a record of all of its
     -------------  -------
proceedings and shall keep or cause to be kept all books of account, records and other data as may be necessary or advisable in its judgment for the administration of the plan.

     Section 10.7.  Reports of Trust Fund and Accounting to Participants.  The
     -------------  ----------------------------------------------------
committee shall keep on file, in such form as it shall deem convenient and proper, all reports concerning the trust fund received by it from the trustee. The committee shall, as soon as possible after the close of each plan year (after January 1, 1992, after the close of each calendar quarter), advise each participant and distributee of the balances credited to his accounts as of the close of such plan year (or a calendar quarter) pursuant to Article 7 hereof.

                                  ARTICLE 11
                                  ----------

                       PARTICIPATION BY OTHER EMPLOYERS
                       --------------------------------

     Section 11.1.  Adoption of Plan. With the consent of the Company, any trade
     -------------  ----------------
or business (whether or not incorporated) may become a participating employer under the plan by (a) taking such action as shall be necessary to adopt the plan, (b) filing with the committee a duly certified copy of the plan as adopted by such corporation or limited partnership, (c) becoming a party to the trust agreement establishing the trust fund, and (d) executing and delivering such instruments and taking such other action as may be necessary or desirable to put the plan into effect with respect to such corporation or limited partnership.

     Section 11.2.  Withdrawal from Participation.  Any employer may, with the
     -------------  -----------------------------
consent of the Company, withdraw from participation in the plan at any time by filing with the committee a duly certified copy of a resolution of its board of directors or general partner, as the case may be, to that effect and giving notice of its intended withdrawal to the committee, the other employers and the trustee prior to the effective date of withdrawal.

     Section 11.3.  Company as Agent for Employers.  Each corporation or limited
     -------------  ------------------------------
partnership which shall become a participating employer pursuant to Section 11.1 or Article 12 by so doing shall be deemed to have appointed the Company its agent to exercise on its behalf all of the powers and authorities hereby conferred upon the Company by the terms of the plan, including, but not by way of limitation, the power to amend and terminate the plan. The authority of the Company to act as such agent shall continue unless and until the portion of the trust fund held for the benefit of employees of the particular employer and their beneficiaries is set aside in a separate trust as provided in Section 15.2.

                                  ARTICLE 12
                                  ----------

                          CONTINUANCE BY A SUCCESSOR
                          --------------------------

     In the event that any employer shall be reorganized by way of merger, consolidation, transfer of assets or otherwise, so that corporation, partnership or person other than an employer shall succeed to all or substantially all of such employer's business, such successor may be substituted for such employer under the plan by adopting the plan and becoming a party to the trust agreement. Contributions by such employer shall be automatically suspended from the effective date of any such reorganization until the date upon which the substitution of such successor for the employer under the plan becomes effective. If, within 90 days following the effective date of any such reorganization, such successor shall not have elected to become a party to the plan, or if the employer shall adopt a plan of complete liquidation other than in connection with a reorganization, the plan shall be automatically terminated with respect to employees of such employer as of the close of business on the 90th day following the effective date of such reorganization or as of the close of business on the date of adoption of such plan of complete liquidation, as the case may be, and the committee shall direct the trustee to distribute the portion of the trust applicable to such employer in the manner provided in section 15.3.



                                  ARTICLE 13
                                  ----------

                                 MISCELLANEOUS
                                 -------------

     Section 13.1.  Expenses.  All costs and expenses incurred in administering
     -------------  --------
the plan and the trust fund, including the expenses of the committee, the fees of counsel and any agents for the committee, the fees and expenses of the trustee, the fees of counsel for the trustee and other administrative expenses shall be paid by the trust except to the extent paid by the employers in the proportions determined by the Company.

     Section 13.2.  Nonassignability.  (a)  It is a condition of the plan, and
     -------------  ----------------
all rights of each participant and distributee shall be subject thereto, that no right or interest of any participant or distributee in the plan shall be assignable or transferable in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge or bankruptcy, but excluding devolution by death or mental incompetency, and no right or interest of any participant or distributee in the plan shall be liable for, or subject to, any obligation or liability of such participant or distributee, including claims for alimony or the support of any spouse, except as provided in paragraph (b) below.

     (b) (i) Notwithstanding any provision of the plan to the contrary, if a participant's interest in the plan, or any portion thereof, shall be the subject of one or more qualified domestic relations orders, as defined below, such interest or portion thereof shall be paid to the alternate payee at the time and in the manner specified in any such order. For purposes of this paragraph (b), "qualified domestic relations order" shall mean any "domestic relations order" as defined in Section 10.3 which creates (or recognizes the existence of) or assigns to a person other than the participant (an "alternate payee") rights to all or a portion of the participant's interest in the plan, and:

     (A)  clearly specifies

          (i) the name and last known mailing address (if any) of the participant and each alternate payee covered by such order,

         (ii) the amount or percentage of the participant's benefits to be paid by the plan to each such alternate payee, or the manner in which such amount or percentage is to be determined,

        (iii) the number of payments to, or period of time for which such order applies, and

         (iv)  each plan to which such order applies; and

     (B)  does not require

          (i) the plan to provide any type or form of benefit, or any option, not otherwise provided under the plan; and

         (ii) the plan to provide increased benefits (determined on the basis of actuarial equivalence); and

        (iii) require the payment of benefits to an alternate payee which at the time such order is issued, already are required to be paid to a different alternate payee under a prior qualified domestic relations order; and

     (C) does not require the payment of benefits to any alternate payee before the first to occur of (i) the earliest date as of which payment of the participant's benefits under the plan could occur after the participant's termination of employment and (ii) the participant's attainment of age 50, all as determined pursuant to the procedures contained in Section 10.3. Any amounts subject to a domestic relations order prior to determination of its status as a qualified domestic relations order which would otherwise be paid to the participant shall be segregated in a separate account or an escrow account pending such determination. If within 18 months of receipt of such order by the committee, it is finally determined that a domestic relations order constitutes a qualified domestic relations order, the amount so segregated (plus any interest thereon) shall be paid to the alternate payee. If such determination is not made within such 18-month period, then the amount so segregated (plus any interest thereon) shall, as soon as practical after the end of such 18-month period, be paid to the participant or restored to his account. Any determination after such period shall be applied only to payments made on or after the date of such determination.

     Section 13.3.  Employment Noncontractual.  The plan confers no right upon
     -------------  -------------------------
any employee to continue in employment.

     Section 13.4.  Limitation of Rights.  A participant or distributee shall
     -------------  --------------------
have no right, title or claim in or to any specific asset of the trust, but shall have the right only to distributions from the trust fund on the terms and conditions herein provided.

     Section 13.5.  Merger or Consolidation with Another Plan.  A merger or
     -------------  -----------------------------------------
consolidation with, or transfer of assets or liabilities to, any other plan shall not be effected unless the terms of such merger, consolidation or transfer are such that each participant, distributee, beneficiary or other person entitled to receive benefits from the plan would, if the plan were to terminate immediately after the merger, consolidation or transfer, receive a benefit equal to or greater than the benefit such person would be entitled to receive if the plan were to terminate immediately before the merger, consolidation, or transfer.

     Section 13.6.  Gender and Plurals.  Wherever used in the plan, words in the
     -------------  ------------------
masculine gender shall include masculine or feminine gender, and, unless the context otherwise requires, words in the singular shall include the plural, and words in the plural shall include the singular.

     Section 13.7.  Qualified Profit Sharing Plan.  It is intended that the plan
     -------------  -----------------------------
be a qualified profit sharing plan under section 401(a) of the Code.



                                  ARTICLE 14
                                  ----------

                          TOP-HEAVY PLAN REQUIREMENTS
                          ---------------------------

     Section 14.1.  Top-Heavy Plan Determination.  If as of the determination
     -------------  ----------------------------
date (as hereinafter defined) for any plan year the aggregate of (a) the sum of the account balances under this plan and all other defined contribution plans in the aggregation group (as defined below) and (b) the present value of accrued benefits under all defined benefit plans in such aggregation group of all participants in such plans who are key employees (as defined in section 416(i) of the Code) for such plan year exceeds 60% of the aggregate of the account balances and present value of accrued benefits of all participants in such plans as of the determination date (as hereinafter defined), then this plan shall be a top-heavy plan for such plan year, and the requirements of Section 14.2 shall be applicable for such plan year as of the first day thereof. If the plan shall be a top-heavy plan for any plan year and not be a top-heavy plan for any subsequent plan year, such requirements shall not be applicable for such subsequent plan year.

     The aggregation group shall consist of (a) each plan of an employer in which a key employee is a participant, (b) each other plan which enables such a plan to be qualified under section 401(a) of the Code, and (c) any other plans of an employer which the employer shall designate as part of the aggregation group.

     For purposes of this Article (i) the determination date for all plans in the aggregation group shall be the last day of the preceding plan year, and (ii) the valuation date applicable to a determination date shall be (a) in the case of a defined contribution plan, the date as of which account balances are determined which is coincident with or immediately precedes the determination date, and (b) in the case of a defined benefit plan, the date as of which the most recent actuarial valuation for the plan year which includes the determination date is prepared, except that if any such plan specified a different determination or valuation date, such different date shall be used with respect to such plan. For the purpose of determining the accrued benefit or account balance of a participant, any person who received a distribution from a plan in the aggregation group during the 5-year period ending on the last day of the preceding plan year shall be treated as a participant in such plan, and any such distribution shall be included in such participant's account balance or accrued benefit as the case may be.

     Section 14.2.  Minimum Contribution for Top-Heavy Years.  The sum of the
     -------------  ----------------------------------------
employer contributions under Section 4.3 allocated to the accounts of the participant (other than a key employee as defined in section 416(i) of the Code) for any plan year shall in no event be less than the lesser of (i) 3 percent of such participant's compensation (as defined under section 415 of the Code) during such plan year not in excess of the compensation limitation described in section 401(a)(17) of the Code and (ii) the highest percentage at which contributions are made on behalf of any key employee (as defined in section 416(i) of the Code) for such plan year. If during any plan year for which this
Section 14.2 is applicable a defined benefit plan is included in the aggregation group and such defined benefit plan is a top-heavy plan for such plan year, the percentage set forth in clause (i) above shall be five percent. The percentage referred to in clause (ii) of the first sentence of this Section shall be obtained by dividing the aggregate of contributions made pursuant to Sections 4.1, 4.2 and 4.3, and employer contributions and forfeitures allocated pursuant to any other defined contribution plan which is required to be included in the aggregation group (other than a defined contribution plan which enables a defined benefit plan which is required to be included in such group to be qualified under section 401(a)(4) or 410 of the Code) during the plan year on behalf of such key employee by such key employee's compensation (as defined in Section 7.5) for the plan year which is not in excess of $200,000 (as adjusted for increases in the cost of living in accordance with regulations).


                                  ARTICLE 15
                                  ----------

                          AMENDMENT, ESTABLISHMENT OF
                         SEPARATE PLAN AND TERMINATION
                         -----------------------------

     Section 15.1.  Amendment.  The managing general partner or administrative
     -------------  ---------
general partner (or the board of directors, if applicable) of the Company may at any time and from time to time amend or modify the plan by written instrument duly adopted by the managing general partner of the Company or by the administrative general partner of the Company with written notice thereof to the managing general partner of the Company (or by resolution of the board of directors of the Company, if applicable). Any such amendment or modification shall become effective on such date as the managing general partner or administrative general partner (or board of directors, if applicable) of the Company shall determine and may apply to participants in the plan at the time thereof as well as to future participants.

     Section 15.2.  Establishment of Separate Plan.  If an employer shall
     -------------  ------------------------------
withdraw from the plan under Section 11.2, the committee shall determine the portion of the trust fund held by the trustee which is applicable to the participants and former participants of such employer and direct the trustee to segregate such portion in a separate trust. Such separate trust shall thereafter be held and administered as a part of the separate plan of such employer.

          The portion of the trust fund applicable to the participants and former participants of a particular employer shall be the sum of:

          (a) the total amount credited to all accounts which are applicable to the participants and former participants of such employer and

          (b)  an amount which bears the same ratio to the excess, if any, of

               (i)  the total value of the trust fund over

               (ii) the total amount credited to all accounts

     as the total amount credited to the accounts which are applicable to the participants and former participants of such employer bears to the total amount credited to the accounts of all participants and former participants.

          Section 15.3. Distribution upon Termination of the Plan. Any employer
           -----------  -----------------------------------------
may at any time terminate its participation in the plan by resolution of its managing general partner or administrative general partner (with notice thereof to its managing general partner) or board of directors, as the case may be. In the event of any such termination the committee shall determine the portion of the trust fund held by the trustee which is applicable to the participants and former participants of such employer and direct the trustee to distribute such portion as follows:

     (a) The balance in any distributee account shall be distributed to the distributee entitled to receive such account.

     (b) The remaining assets of such portion of the trust fund shall be distributed to participants ratably in proportion to the balances of their respective accounts.

A complete discontinuance of contributions by an employer shall be deemed a termination of such employer's participation in the plan for purposes of this Section. Upon termination or partial termination of the plan, or upon the complete discontinuance of contributions by the employers under the plan, the accounts of affected participants and former participants shall become fully vested. No distribution may be made under this Section 15.3, however, on termination of the plan or an employer's participation therein except to the extent otherwise permitted under the plan unless the employers and their affiliates neither establish nor maintain, as provided in applicable regulations, another qualified defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code).

     If the Internal Revenue Service shall refuse to issue an initial, favorable determination letter that the plan and trust as adopted by an employer meet the requirements of Section 401(a) of the Code and that the trust is exempt from tax under Section 501(a) of the Code, the employer may terminate its participation in the plan and the committee shall direct the trustee to pay and deliver the portion of the trust fund applicable to the participants and former participants of such employer, determined pursuant to Section 15.2, to such employer and such employer shall pay to participants or their beneficiaries the part of such employer's portion of the trust fund as is attributable to contributions made by participants.

     Section 15.4.  Trust to Be Applied Exclusively for Participants and Their
     -------------  ----------------------------------------------------------
Beneficiaries.  Subject only to the provisions of the second paragraph of
- -------------
Section 4.7, Section 13.1, paragraph (b) of Section 13.2, and the second paragraph of Section 15.3 and any other provision of the plan to the contrary notwithstanding, it shall be impossible for any part of the trust to be used for or diverted to any purpose not for the exclusive benefit of participants and their beneficiaries either by operation or termination of the plan, power of amendment or other means.



                                 *   *   *   *

     IN WITNESS WHEREOF, Muzak Limited Partnership, by its managing general partner, has caused this instrument to be executed, effective as of January 1, 1989.

                                    MUZAK LIMITED PARTNERSHIP

                                    By:  MLP ACQUISITION, L.P.
                                          Managing General Partner

                                    By:  MUSIC HOLDINGS CORP.
                                          General Partner

                                    BY:  [SIGNATURE ILLEGIBLE]
                                         ----------------------------
                                          Title:  VICE PRESIDENT
                                                  -------------------